                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential,   for  Use  of  the  Commission  Only  (as
                        permitted by Rule 14a-6(e)2)
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting  Material  Pursuant to Rule 14a-11(c) or Rule
                        14(a)-12

                         QUERYOBJECT SYSTEMS CORPORATION
                         -------------------------------
                  (Name of Registrant as Specified in Charter)

                          Kenneth A. Schlesinger, Esq.
                          ----------------------------
                 OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP
                                 (212) 753-7200

      (Name of Person(s) filing Proxy Statement, if Other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/         No fee required.

            / /         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:

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            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:

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            (3)         Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (Set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):

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            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

            / /         Fee paid previously with preliminary materials.

            / /         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

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            (2)         Form, Schedule or Registration Statement no.:

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            (3)         Filing Party:

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            (4)         Date Filed:

                         QUERYOBJECT SYSTEMS CORPORATION
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 13, 2002
                                 --------------
To the Stockholders:

            NOTICE IS HEREBY GIVEN that a Special Meeting of  Stockholders  (the
"Meeting") of  QUERYOBJECT  SYSTEMS  CORPORATION,  a Delaware  corporation  (the
"Company"),  will  be  held  at  the  Company's  headquarters,  located  at  One
Expressway Plaza,  Suite 208, Roslyn Heights,  New York 11577, on March 13, 2002
at 10:00 A.M., local time, for the following purposes:

            o           To consider and approve a proposal to sell substantially
                        all of the Company's assets for cash to CrossZ Solutions
                        S.p.A  pursuant to the terms  embodied  in that  certain
                        Asset Purchase  Agreement  dated as of December 12, 2001
                        (the "Asset Purchase Agreement"); and

            o           To consider  such other  business as may  properly  come
                        before the meeting or any adjournment thereof.

            The Board of  Directors  has fixed the close of business on February
15, 2002 as the record date for the Meeting.  Only stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled  to  notice  of,  and  to  vote  at,  the  Meeting.  Approval  to  sell substantially  all of the  Company's  assets  pursuant  to  the  Asset  Purchase
Agreement  requires the affirmative vote of a majority of the outstanding shares of common stock, $.003 par value of the Company.

            In order that your shares may be represented at the Meeting, you are urged to complete,  sign, date and return promptly the accompanying Proxy in the enclosed envelope,  whether or not you plan to attend the Meeting. If you attend the Meeting in person,  you may,  if you wish,  vote  personally  on all matters brought before the Meeting even if you have previously returned your Proxy.

            The Board of Directors has unanimously approved, and recommends that you approve,  the proposal to sell substantially all of the Company's assets for cash pursuant to the terms of the Asset Purchase Agreement.

                                           By Order of the Board of Directors

                                           DANIEL M. PESS
                                           Secretary

Dated: February 19, 2002
Roslyn Heights, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         QUERYOBJECT SYSTEMS CORPORATION
                         ONE EXPRESSWAY PLAZA, SUITE 208
                         ROSLYN HEIGHTS, NEW YORK 11577

                ------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 13, 2002

                ------------------------------------------------

                                     SUMMARY

            This summary highlights selected  information from this document and may not contain all of the  information  that is  important  to you.  For a more complete  understanding of the proposal to sell  substantially all the Company's assets for cash  pursuant  to the terms of the Asset  Purchase  Agreement  dated
December  12, 2001 by and between  QueryObject  Systems  Corporation  and CrossZ
Solutions  S.p.A,  you should  carefully  read this entire  document,  the Asset
Purchase  Agreement  which is attached as Appendix A to the proxy  statement and the  other  available  information  referred  to in  "Where  You Can  Find  More
Information" on page 26. For convenience,  in this proxy statement,  QueryObject
Systems  Corporation  will be referred to as the "Company" or by the terms "we,"
"us" or "our," CrossZ Solutions S.p.A. will be referred to as "CrossZ Solutions"
and the Asset  Purchase  Agreement  will be referred  to as the "Asset  Purchase
Agreement."  Our principal  offices are located at One Expressway  Plaza,  Suite
208, Roslyn Heights,  New York, New York 11577.  Our Chief Executive  Officer is
Robert Thompson and he can be contacted at (516) 228-8500.

            o We are holding the  special  meeting to seek your  approval of the proposal to sell substantially all our assets pursuant to the terms of the Asset
Purchase  Agreement.  We need the  approval  of the holders of a majority of the shares of outstanding common stock to approve the proposed sale. Our controlling persons,  officers and directors,  who collectively own approximately 60% of the outstanding  shares of our common stock,  have advised our management that it is their  present  intention to vote their  shares in favor of the  proposed  sale.
Please read "INFORMATION CONCERNING THE SPECIAL MEETING" beginning on page 8.

            o We have been a  developer  and  marketer of  proprietary  business intelligence  application  software that enables  business  managers to leverage existing  corporate data in making strategic  decisions.  Our flagship  product,
QueryObject  System(R),  a highly  scalable and an  efficient  tool to summarize relevant information from corporate data, has not generated significant revenues for us. We had not made  significant  sales of our  products  and incurred a net loss in each year of our existence.  Since August 15, 2001, our revenue declined even further and we have had no revenue from software licenses.  As of September
30, 2001, our  accumulated  deficit was  $58,178,441 and we had $221,235 in cash and cash equivalents and working capital of $153,507.  Historically, we financed our operations  primarily through sales of equity and debt securities.  However, after receiving gross proceeds of $1,200,000 from a private  placement in August
2001, we have not been successful in raising the additional capital necessary to continue operating. On October 25, 2001, we, including our operating subsidiary,
internetQueryObject Corporation, laid off substantially all of our work force to conserve our remaining  cash in order to explore a number of options,  including the sale of substantially all our assets.

            o CrossZ Solutions has been an international reseller,  primarily in the Italian market, of QueryObject  System,  since 1998. Since October 26, 2001, they have  expressed  an interest in  purchasing  our assets and on December 12,
2001, they entered into the Asset Purchase Agreement with us for the purchase of substantially  all our  assets.  Their  principal  offices are located at Salita
Scudillo 20, 80133,  Naples,  Italy.  Their Chief Executive Officer is Gianluigi
Riccio and he can be contacted at 011 (34/081) 734-8074.

            o Prior to closing the proposed  sale, we have received  $500,000 of the  purchase  price from CrossZ  Solutions,  which we have used to pay down our liabilities. Subsequent to the closing of the proposed sale:

              -- We expect to have assets of  approximately  $400,000,  composed primarily of cash and cash equivalents.
              -- We expect  to use a major  portion  of the cash to be  received from  the  proposed  sale  to pay  our  remaining  liabilities, including  but not  limited to  expenses  we have  incurred  in pursuing the proposed sale.
             --  We will become a holding company without any operations and our affairs will be overseen by our board of directors.
             --  In the future,  based on the sole determination of our board of directors,  we may  reorganize  by  merging,  consolidating  or otherwise combining with one or more other operating businesses or may distribute our remaining assets.
             --  You will receive no  consideration  as a result of the proposed sale  and it is  unlikely  that you  will  receive  significant consideration  as a result  of any  subsequent  merger or other business combination or distribution of assets.
             --  We  anticipate  that we will  fail  to meet  continued  listing requirements  of the  American  Stock  Exchange.  If  delisting occurs,  our  shares  of  common  stock  may be  quoted  on the
                 Over-the-Counter Bulletin Board or the "pink sheets" maintained by National Quotation Bureau, Inc.

            Please read  "SPECIAL  FACTORS - Operations of the Company After the
Closing;  Impact of Asset Purchase Agreement on Stockholders"  beginning on page
12.

            o To the best of our knowledge,  none of our officers,  directors or holders of at least five percent of our capital  stock has a financial  interest in the  proposed  sale.  Please  read  "SPECIAL  FACTORS -  Interest  of Company
Management" beginning on page 12.

            o The Delaware General Corporation Law does not require us to obtain a fairness  opinion or valuation  report in connection  with the proposed  sale.
Because  we  received  only one bona fide  offer for the sale of the  Company or substantially  all of our  assets  and  have  extremely  limited  resources,  we determined  that a fairness  opinion or a valuation  report was  unwarranted and would not be cost effective.  Accordingly, we did not obtain either. Please read
"SPECIAL  FACTORS - Factors  Considered by the Board of Directors"  beginning on page 13.

            o The proposed sale to CrossZ Solutions is intended to be treated as a "sale" in accordance  with  generally  accepted  accounting  principles in the
United States of America.  The sale (i) will result in a significant  additional loss to the Company,  as the purchase price is significantly lower than the book value of the assets  being  sold and (ii) is not  expected  to have any  Federal income tax  consequences  to you.  Please read  "SPECIAL  FACTORS --  Accounting
Treatment" and "--Federal Income Tax Consequences" beginning on page 14.

                                      -2-

            o Neither we nor CrossZ  Solutions is aware of any filings either of us is required to make or approvals from regulatory  authorities either of us is required to obtain in connection  with the proposed  sale.  Please read "SPECIAL
FACTORS -- Governmental and Regulatory Approvals" beginning on page 14.

            o Under the Delaware  General  Corporation Law, you are not entitled to  appraisal  rights  if  you  are  not  in  favor  of  the  proposal  to  sell substantially  all our assets pursuant to the Asset Purchase  Agreement.  Please read "SPECIAL FACTORS -- Dissenter's Appraisal Rights" beginning on page 14.

Summary of Asset Purchase Agreement

            We propose that the sale of substantially  all of our assets be made under the terms of that certain Asset  Purchase  Agreement by and between us and
CrossZ Solutions.  The following is a brief summary of certain provisions of the
Asset Purchase Agreement. For more details, please see "DESCRIPTION OF THE ASSET
PURCHASE  AGREEMENT" starting on page 17 and the pages referred to below and the copy of the Asset  Purchase  Agreement  attached  as  Appendix  A to this  proxy statement.

            o We will  receive  $900,000 for the sale of  substantially  all our assets,  of which $250,000 was received upon the execution of the Asset Purchase
Agreement  on December  12, 2001 and  $250,000 was received on January 16, 2002.
The remaining $400,000 is due upon the closing of the Asset Purchase  Agreement.
All of the  consideration is payable to us and not to our  stockholders.  Please read  "DESCRIPTION OF ASSET PURCHASE  AGREEMENT -- Purchase Price"  beginning on page 17.

            o We are  selling  substantially  all of our  assets,  property  and business,  of every kind and description,  wherever located,  real,  personal or mixed,  tangible or intangible,  owned, held or used primarily in the conduct of our business. The assets we are selling include all intellectual property rights we  developed  or acquired as listed on Schedule  3.07(a) to the Asset  Purchase
Agreement, the personal property,  equipment,  computer systems,  communications equipment,  furniture and office  equipment as described on Schedule  3.07(d) of the Asset  Purchase  Agreement,  all our  rights  and  obligations  based on our contracts,  agreements,  licenses,  commitments,  sales and purchase  orders and other instruments (to the extent they are assignable) as listed on Schedule 3.10 to the  Asset  Purchase  Agreement,  and our  accounts  receivable  as listed on
Schedule 9.02 to the Asset Purchase  Agreement.  The accounts  receivable we are selling  consist of  $271,414  due from CrossZ  Solutions  to us pursuant to the reseller  agreement between CrossZ Solutions and us. Please read "DESCRIPTION OF
ASSET PURCHASE  AGREEMENT -- Description of Assets Being Sold" beginning on page
17.

            o The  Asset  Purchase  Agreement  provides  that for the  seven day period immediately after the execution of the Asset Purchase Agreement, we could seek  other  offers  for  the  purchase  of  the  Company  or  the  purchase  of substantially  all of our assets.  We  received no offers  during such period in response  to our  efforts.  After  such  seven day  period,  in  response  to an
unsolicited   bona  fide  offer,   our  board  of  directors  may  withdraw  its
recommendation  of the Asset Purchase  Agreement if, after consulting with legal counsel,  the board of directors determines in good faith that the failure to do so would  constitute a breach of its fiduciary duty to our  stockholders.  If we receive an  unsolicited  bona fide proposal,  we must provide  written notice to
CrossZ Solutions advising them that we have received such proposal,  identifying the parties to such proposal and specifying the material terms and conditions of

                                      -3-

such  proposal.  If we terminate  the Asset  Purchase  Agreement  following  our approval of an unsolicited  bona fide proposal,  we must pay CrossZ  Solutions a termination  fee in the  amount  of  $70,000  together  with the  principal  and interest on the  $500,000  that we  previously  received  from CrossZ  Solutions pursuant to the terms of the Asset Purchase Agreement. In addition, we will also be required to grant CrossZ  Solutions a perpetual  exclusive  license in Europe for our software. To date, we have received no unsolicited bona fide proposal to purchase us or  substantially  all of our assets.  Please read  "DESCRIPTION  OF
ASSET PURCHASE AGREEMENT - No Solicitation" beginning on page 17.

            o We have made  representations and warranties in the Asset Purchase
Agreement, including without limitation, those relating to:

              --   our  due   organization   and  due   authorization   to  sell
                   substantially all our assets to CrossZ Solutions;
              --   the absence since September 30, 2001 of any material  changes to our assets being purchased  pursuant to the Asset Purchase
                   Agreement;
              --   the absence of any pending suit or written  charges  relating to an intellectual  property infringement claim for the three years  immediately  preceding the date of the Asset  Purchase
                   Agreement;
              --   our non-disclosure of the software source code,  mathematical formula,  research and development results and other know-how related  to  our  business  to  any  person  other  than  our employees, representatives or agents;
              --   the absence of any material  violation  of law in  connection with our operations;
              --   the absence of undisclosed material litigation; and
              --   our  ownership  and the absence of any liens on the assets to be purchased.

            Please   read   "DESCRIPTION   OF  ASSET   PURCHASE   AGREEMENT   --
Representations and Warranties of the Company and CrossZ Solutions" beginning on page 18.

            o Our  representations  and  warranties  under  the  Asset  Purchase
Agreement do not terminate at the closing of the Asset Purchase  Agreement.  The
Asset Purchase  Agreement is governed by Italian law.  Please read "RISK FACTORS
-- The  Representations and Warranties of the Company Survive at Closing and the
Asset Purchase Agreement is Governed by Italian Law" beginning on page 15.

            o The  completion  of the  sale  of  substantially  all  our  assets pursuant to the Asset  Purchase  Agreement  depends upon the  satisfaction  of a number of conditions including:

              --   each of the parties' representations and warranties contained in the Asset  Purchase  Agreement must be true and correct in all material respects;
              --   the parties  must have  performed or complied in all material respects  with all of the  obligations  required by the Asset
                   Purchase  Agreement to be performed or complied  with by them on or prior to the closing of the sale;
              --   no  government  action or  injunction  that would  render the transactions  contemplated  by the Asset  Purchase  Agreement illegal or otherwise materially restrict consummation of such transactions may be pending; and
              --   all required  governmental  consents,  if any, must have been obtained.

            Please read  "DESCRIPTION  OF ASSET  PURCHASE  AGREEMENT  -- Closing
Conditions of the Company and CrossZ Solutions" beginning on page 19.

                                      -4-

            o The tentative closing date of the proposed sale is March 15, 2002, which date may be postponed to a date not later than April 30, 2002. Please note that even if we obtain stockholder  approval,  the Delaware General  Corporation
Law allows our board of directors to abandon such sale prior to its closing.

            The Asset  Purchase  Agreement may be  terminated  under a number of circumstances, including the following:

            --     by the mutual written  agreement of us and CrossZ  Solutions;
            --     if the proposed  sale shall not have been  completed by April
                   30, 2002; or
            --     if  a  court  of  competent   jurisdiction   or  governmental
                   authority  shall  issue a  final  and  non-appealable  order,
                   decree  or  ruling  permanently  restraining,   enjoining  or
                   otherwise prohibiting the proposed sale.

            Please   read   "DESCRIPTION   OF  ASSET   PURCHASE   AGREEMENT   --
Closing/Termination" beginning on page 20.

                                      -5-

             CERTAIN QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q: WHEN AND WHERE WILL THE SPECIAL
   MEETING BE HELD?                        A:  The  special  meeting  will  take
                                           place at 10:00  am,  local  time,  on
                                           Wednesday,  March  13,  2002,  at One
                                           Expressway  Plaza,  Suite 208, Roslyn
                                           Heights, New York, 11577.

Q. WHO CAN VOTE?                           A: All  stockholders  of record as of
                                           the close of business on February 15,
                                           2002.

Q. HOW CAN I VOTE THE SHARES HELD IN       A: If your  broker  holds your shares
   MY BROKER'S NAME?                       in its name  (or in what is  commonly
                                           called  "street   name"),   then  you
                                           should give your broker  instructions
                                           on how to vote. Otherwise your shares
                                           will not be voted.

Q: CAN I CHANGE MY VOTE                    A: You may  change  your  vote at any
                                           time  before the vote at the  special
                                           meeting.  For shares held directly in
                                           your name, you may do this by sending
                                           us a new  proxy or by  coming  to the
                                           special  meeting  and  voting  there.
                                           Coming to the special  meeting  alone
                                           won't  change  the vote in the  proxy
                                           you sent us,  unless  you vote at the
                                           special  meeting.  For shares held in
                                           "street  name," you may  change  your
                                           vote  only  by  giving   new   voting
                                           instructions   to  your   broker   or
                                           nominee.

Q: WHAT SHOULD I DO NOW?                   A: Please vote.  We would like you to
                                           come to the special  meeting.  If you
                                           mail your completed, signed and dated
                                           proxy card in the  enclosed  envelope
                                           as soon as possible, your shares will
                                           be voted at the special  meeting even
                                           if  you  are  unable  to  attend.  No
                                           postage is required if the proxy card
                                           is returned in the  enclosed  postage
                                           prepaid  envelope  and mailed  within
                                           the United States.

Q. WHAT DOES IT MEAN IF I RECEIVE          A:   It   means   your   shares   are
   MORE THAN ONE PROXY OR VOTING           registered differently or are held in
   INSTRUCTION CARD?                       more   than   one   account.   Please
                                           complete,  sign,  date and mail  each
                                           proxy card that you receive.

                                      -6-

                                TABLE OF CONTENTS
                                                                          Page
SUMMARY....................................................................1

INFORMATION CONCERNING THE SPECIAL MEETING

SPECIAL FACTORS

   Operations of the Company After Closing; Impact of Asset Purchase

RISK FACTORS
   Lack of Independent Appraisal by Investment Banker
     Engaged by the Company...............................................15
   The Representations and Warranties of the Company
     Survive at Closing and the Asset Purchase
     Agreement is Governed by Italian Law.................................15
   The Company's Stockholders Will Not Recover Their Original Investment..15
   Unascertainable Rights and Broad Range of Potential
     Business Reorganization..............................................16
   Delisting from American Stock Exchange.................................16
   The Common Stock may be subject to additional regulations applicable to lower priced securities that may reduce the trading volume of the shares and may also reduce the Company's stockholders
     ability to resell the shares later...................................16

DESCRIPTION OF THE ASSET PURCHASE AGREEMENT

                                      -7-

                   INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place, Date

            This Proxy Statement is being furnished to stockholders by the Board of Directors (the "Board of Directors") of QUERYOBJECT  SYSTEMS  CORPORATION,  a
Delaware corporation (the "Company"), in connection with the solicitation of the accompanying  Proxy for use at a Special  Meeting of Stockholders of the Company
(the "Meeting") to be held at the Company's  principal executive offices located at One Expressway Plaza, Suite 208, Roslyn Heights, New York 11577, on March 13,
2002 at 10:00 A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying  Proxy will first be sent or given to  stockholders is February 19,
2002.

Record Date and Voting Securities

            Only stockholders of record at the close of business on February 15,
2002, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 39,854,012  outstanding  shares of the Company's common stock, $.003 par value (the "Common Stock").

Voting of Proxies

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all  such  shares  will  be  voted  for the  approval  of the  proposal  to sell substantially  all of the Company's  assets for cash to CrossZ  Solutions  S.p.A
("CrossZ  Solutions"),  pursuant  to the terms  embodied in that  certain  Asset
Purchase   Agreement  dated  as  of  December  12,  2001  (the  "Asset  Purchase
Agreement"), a copy of which is attached hereto as Appendix A.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting,  by  execution of a subsequent  proxy that is presented to the Meeting or if the  stockholder  attends the Meeting and votes by ballot,  in each of the  foregoing  cases,  except as to any matter or matters  upon which a vote shall have been cast  pursuant  to the  authority  conferred  by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request,  reimburse  brokerage  houses and persons holding shares of Common
Stock as nominees for their reasonable  expenses in sending soliciting  material to their principals.

Voting Rights

            Holders of shares of Common  Stock are entitled to one vote for each share held on all matters.

                                      -8-

            The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy,  will constitute a quorum for the  matters  identified  in the Notice of Special  Meeting,  as well as for any other matters that may come before the Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.  Abstentions and broker non-votes  will have the same effect as a negative  vote on the proposal to sell substantially all of the Company's assets.

            The  Company's  controlling  persons,  officers and  directors,  who collectively own  approximately  60% of the outstanding  shares of Common Stock, have advised  management  of the Company that it is their  present  intention to vote their shares in favor of the sale of substantially all the Company's assets pursuant to the terms of the Asset Purchase Agreement.

Purpose of the Special Meeting

            On December 12, 2001,  the Company  entered into the Asset  Purchase
Agreement with CrossZ Solutions, under which CrossZ Solutions agreed to purchase from  the  Company  substantially  all  of the  Company's  assets,  tangible  or intangible,  owned,  held or used  primarily  in the  conduct  of the  Company's business.  Prior to the closing of the sale of  substantially  all the Company's assets,  the Company will have  received an  aggregate  of $500,000  from CrossZ
Solutions  pursuant to the terms of the Asset Purchase  Agreement,  which amount the  Company  will  have  used to pay down its  liabilities.  Subsequent  to the closing of the sale of substantially all its assets, the Company expects to have assets of $400,000, composed primarily of cash and cash equivalents. The Company will use a major part of the cash to be received from the sale of  substantially all its assets to pay its  remaining  liabilities,  including but not limited to expenses it has incurred in pursuing the sale of its assets. After such closing, the Company will become a holding company without any operations and its affairs will be overseen  by the Board of  Directors.  In the future,  based on the sole determination of the Board of Directors,  the Company may reorganize by merging, consolidating or otherwise combining with one or more other operating businesses or may distribute its remaining  assets.  It is unlikely that  stockholders will receive significant consideration as a result of any such merger, consolidation, other business combination or distribution.

            CrossZ Solutions' obligations under the Asset Purchase Agreement are conditioned upon, among other things, the approval by the Company's stockholders of the Asset  Purchase  Agreement at or before the closing of the Asset Purchase
Agreement (the "Closing"), which date is tentatively set for March 15, 2002 (the
"Closing  Date"),  but which may be  postponed to a date no later than April 30,
2002.  The Company and CrossZ  Solutions  each have the right to  terminate  the
Asset  Purchase  Agreement  if the Closing does not occur on or before April 30,
2002.

                                 SPECIAL FACTORS

Current Status of the Company's Business

            The  Company  was  incorporated  in  Delaware  in  1997  and  is the successor by merger to CrossZ  International,  Inc.,  a California  corporation, incorporated  in 1989.  In May 1998,  the name of the Company  was changed  from
CrossZ Software  Corporation to QueryObject  Systems  Corporation to reflect the change  in the  Company's  focus  to the  sale and  support  of its  proprietary products.

                                      -9-

            The Company developed and marketed proprietary business intelligence application  software  that  enables  business  managers  to  leverage  existing corporate data in making strategic  decisions.  The Company's  flagship product,
QueryObject System(R),  was designed as a powerful On-Line Analytical Processing data mart solution that transforms  mainframe size databases into highly compact and  portable  mathematical  representations  that  fit into  standard  Personal
Computer laptops.  Although the Company believes that QueryObject System(R) is a highly  scalable and an efficient tool to summarize  relevant  information  from corporate data, we have not generated significant revenues from its sales.

            In  March  1999,  the  Company  formed  a  wholly-owned  subsidiary,
internetQueryObject  Corporation ("IQO"),  which sold application services.  IQO developed the CustomerView application, a turnkey analytical application for the retail  industry.  Since its  inception,  IQO realized only limited sales of its application services.

            The  Company  has had a history of  operating  losses.  For the nine months  ended  September  30, 2001 and the year ended  December  31,  2000,  the
Company incurred net losses of $6,600,028 and $10,240,366, respectively, and had total revenues of $1,614,944 and  $1,715,841,  respectively.  The Company's poor financial  condition  deteriorated  even  further  after  August 15, 2001 as the
Company recorded no revenue from the sale of its products after that date. As of
September 30, 2001,  the Company had an accumulated  deficit of $58,178,441  and had  $221,235  in cash and cash  equivalents  and working  capital of  $153,507.
Historically, the Company has financed its operations primarily through the sale of equity and debt  securities.  However,  after  receiving  gross  proceeds  of
$1,200,000  from a private  placement in August  2001,  the Company has not been successful in raising the additional  capital necessary to continue operating in the current  economic  climate.  Accordingly,  on October 25, 2001, the Company, including  IQO,  laid off  significantly  all of its work force to conserve  its remaining  cash  and to  explore  a number  of  options,  including  the sale of substantially all of its assets.

            The  Company's   principal   executive  office  is  located  at  One
Expressway  Plaza,  Suite 208,  Roslyn  Heights,  New York 11577.  Its telephone number is (516) 228-8500.

Current Status of CrossZ Solutions' Relationship with the Company

            CrossZ   Solutions   and  the  Company  are  parties  to  a  certain
International  Reseller  Agreement  dated  November  12,  1998,  as amended (the
"Reseller Agreement"), under which CrossZ Solutions is the exclusive distributor of the Company's products in the Italian market and non-exclusive distributor in other European countries.  The Reseller Agreement provides CrossZ Solutions with price  discounts  on products  purchased  from the Company for resale,  based on
CrossZ Solutions' annual volume of sales of the Company's  products.  Such price discounts are comparable to those offered by the Company to its other resellers.

            Pursuant to the  Reseller  Agreement,  the Company has  received net revenues of $398,000,  $221,500 and $697,639 for the fiscal years 1999, 2000 and the nine months ended September 30, 2001, respectively. The assets being sold by the  Company  include  accounts  receivable  of $271,414  from CrossZ  Solutions arising under the Reseller Agreement.

            The Company and CrossZ Solutions have no common officers,  directors or control persons.  CrossZ Solutions'  principal executive office is located at
Salita Scudillo 20, 80133, Naples,  Italy. Its telephone number is 011- (34/081)
734-8074.

                                      -10-

History of and Reasons For the Asset Sale

            Although the Company  believes that its products are highly scalable and efficient tools used to summarize  relevant  corporate data, the Company has not been successful in penetrating the business  intelligence  software  market.
While the Company has had a history of  operating  losses and limited  revenues, these problems were exacerbated by the economic slowdown in the United States in
2001.  Since August 15, 2001,  the Company has not recorded any revenue from the sale of its products. As of September 30, 2001, the Company had $221,235 in cash and cash  equivalents and working capital of $153,507.  On October 11, 2001, the
Board of  Directors  was  informed  that the Company was running out of cash and that the Company  would need  additional  capital to  continue to operate.  From
October 2001 to December  2001, the Board of Directors met four times to address the Company's future in light of its financial situation.

            On October 25,  2001,  the Board of  Directors  determined  that the
Company would be unsuccessful in raising additional capital and that the Company should  cease  operations  immediately.  Daniel M.  Pess,  the  Company's  Chief
Financial Officer,  reported to the Board of Directors that the investors in the
Company's August 2001 private placement who had also previously  participated in several  private  placements  of the  Company  advised  him that they  would not provide any additional capital to the Company and that he had contacted numerous previous investors in the Company and investment banks and venture capital firms and none of them  indicated an interest in providing any capital to the Company.
The Board of Directors  also  decided to explore a number of options,  including the sale of the Company or substantially all of the Company's assets. On October
25, 2001, the Company  announced that it decided to lay off significantly all of its work force in order to conserve  its  remaining  cash to explore a number of options,  including the sale of all its assets. On October 26, 2001, the Company contacted  potential  buyers to inform  them of the  Company's  plan to sell its assets. The potential buyers contacted included former equity investors, venture capital  firms and other  business  solution  software  companies  in the United
States, Canada and Europe.

            On October 31, 2001, the Board of Directors  evaluated the status of its plan to sell the assets of the Company.  The Board of Directors was informed that of approximately ten companies contacted by the Company's management,  only five companies,  including CrossZ  Solutions,  showed interest in purchasing the
Company or any of its assets. In early November,  Robert Thompson, the Company's
Chief Executive  Officer,  and Gianluigi Riccio,  the Chief Executive Officer of
CrossZ Solutions,  had extensive  negotiations regarding a potential sale of the
Company's  assets.  On November 12, 2001, Mr. Thompson  advised Mr. Riccio that, due to the deteriorating  financial condition of the Company,  the Company would need to receive some funds for a possible  transaction  upon the execution of an agreement.  Mr. Riccio was unsure whether CrossZ  Solutions  could agree to this condition.  On November 16, 2001,  Mr. Riccio  indicated  that CrossZ  Solutions could agree to  providing  some of the  consideration  upon the  execution of an agreement.  On November 26, 2001,  representatives  of CrossZ Solutions met with
Company  officers  to conduct  due  diligence.  Between  November  17,  2001 and
December 9, 2001,  the Company and CrossZ  Solutions had  extensive  discussions regarding the terms of the  transaction.  On December 9, 2001,  CrossZ Solutions formally submitted an offer to the Company.  At the same time as the Company had discussions  with  CrossZ  Solutions,  the  Board of  Directors  instructed  the
Company's  management to continue  discussions with the other four companies who had showed  interest in buying the assets of the Company.  During November 2001, these companies  conducted due diligence and one of the companies  withdrew from the process without making an offer for either the Company or any of its assets.
In December 2001, the three other  companies  withdrew from the process  without making an offer for either the Company or any of its assets.

                                      -11-

            On December 10, 2001,  after being informed that  negotiations  with other interested companies were not successful,  the Board of Directors approved the offer from CrossZ Solutions.  The Board of Directors further  authorized the
Company's management to enter into an agreement with CrossZ Solutions consistent with the terms previously  presented to the Board of Directors.  On December 12,
2001, the Company executed the Asset Purchase Agreement,  the terms of which are discussed below.

Operations of the Company After Closing;  Impact of the Asset Purchase Agreement
on Stockholders

            Prior to the Closing,  the Company will have received  $500,000 from
CrossZ Solutions  pursuant to the terms of the Asset Purchase  Agreement,  which the  Company  will  have  used to pay down its  liabilities.  Subsequent  to the
Closing,  the Company expects to have assets of $400,000,  composed primarily of
cash  and  cash  equivalents.   All  of  the  consideration  from  the  sale  of
substantially all the Company's assets pursuant to the Asset Purchase  Agreement is payable to the Company  and not to the  Company's  stockholders.  The Company expects to use a major portion of the cash to be received from the proposed sale to pay its  liabilities,  including but not limited to, expenses it may incur in pursuing the proposed sale.

            The  Board  of  Directors  currently  intends  to seek to  merge  or consolidate  or otherwise  combine with an operating  business.  There can be no assurance that the Company will be able to combine with any business, or that if a  combination  occurs,  such  business  will be  profitable.  In addition,  the
Company's  stockholders  will likely  receive  only minimal  consideration  as a result of such merger or  combination.  The Company will be relying on the Board of Directors to identify potential candidates.  As of this time, no decision has been made to hire an investment  banker to assist the Board of Directors.  While the Board of Directors  currently believes that pursuing a business  combination is in the  stockholders'  best interest,  it may  subsequently  decide to pursue other options available to the Company, such as liquidating the remaining assets of the Company. Were such liquidation to occur,  stockholders would only receive nominal consideration.

            Pending a business  combination or liquidation,  the Company's cash, if any, will be invested as management of the Company deems  prudent,  which may include,  but  not  be  limited  to,  certificates  of  deposit,  mutual  funds, money-market  accounts,  stocks,  bonds or United States Government or municipal securities,  provided,  however, that the Company will attempt to invest the net proceeds in a manner that will not result in the Company  being  deemed to be an investment company under the Investment Company Act of 1940.

Interest of Company Management

            To the best of the  Company's  knowledge,  no  officer,  director or holder of at least five percent of its capital stock has a financial interest in the proposed  sale.  None of the members of the Board of  Directors,  officer or holders of at least five percent of the  Company's  capital  stock is affiliated with  CrossZ  Solutions  and none will serve as a  director  or officer of or be employed by CrossZ Solutions after the closing of the Asset Purchase Agreement.

                                      -12-

Factors Considered by the Board of Directors

            Prior to  considering  the proposed sale, the Board of Directors had not  established  a range of values for the Company's  assets.  In reviewing the
Asset  Purchase  Agreement,  the Board of  Directors  considered  the  following issues:

            Limited  Prospects for Profitable  Operations and Inability to Raise
            Additional Capital

                        During  the  course of its  deliberations,  the Board of
            Directors gave equal consideration to the historical  operations and lack  of  future  prospects  for  the  Company  and  the  terms  and
            conditions   of   the   Asset   Purchase   Agreement   and   related
            documentation.  The Board of  Directors  believes  that the  Company could not continue to operate  without a  significant  cash infusion and that there is no  reasonable  prospect  that such  infusion will occur.

            Receipt of Cash Consideration

                        The   Board  of   Directors   believed   that  the  cash
            consideration  to be received in  connection  with the proposed sale would enable the Company to immediately pay down  substantially  all of its liabilities.

            Arms-length Negotiations

                        CrossZ    Solutions    was   desirous   of    purchasing
            substantially  all the Company's  assets and the parties  engaged in
            give-and-take   negotiations  over  the  price  and  terms  for  the
            transaction. The sale will result in gross proceeds of approximately
            $900,000.  The Company  will have  received  the full  consideration prior to or on the Closing  Date.  The Company does not believe that it could have improved the terms of the sale.

            Lack of Alternatives

                        The Company has not  received  any other  offers for the
            Company or its assets since it started to contact  potential  buyers on October 26, 2001 to inform them of the Company's plan to sell its assets.  This  includes  both the seven  day  period  subsequent  to execution  of the  Asset  Purchase  Agreement,  during  which it was allowed to solicit  additional  bids for its assets,  and the period from the end of that period through the date hereof during which the
            Company was permitted to respond to unsolicited competing proposals.

            Lack of Fairness Opinion

                        Despite  the  Company's  efforts to sell the  Company or
            substantially all of its assets,  the Company received only one bona fide offer for the purchase of  substantially  all of the  Company's assets. In addition,  based on the Company's  operating  performance and its lack of prospects,  and CrossZ Solutions' strong interest in acquiring  substantially  all the  Company's  assets,  the  Board of
            Directors felt that a  significantly  better price than that offered by CrossZ Solutions could not be obtained in the foreseeable future.
            Given the lack of alternatives and the Company's  extremely  limited resources,  the Board of Directors did not believe that  obtaining a fairness opinion or valuation report, which could cost approximately
            $100,000, would be an appropriate use of remaining funds.

                                      -13-

            The foregoing  discussion of the information and factors  considered by the Board of Directors is not intended to be  exhaustive,  but is believed to include all material factors considered by the Board of Directors.

Accounting Treatment

            The sale of  substantially  all of the Company's  assets pursuant to the terms of the Asset Purchase  Agreement is intended to be treated as a "sale"
in accordance with generally accepted accounting principles in the United States of America.  The purchase price paid by CrossZ Solutions will be allocated by it based on the fair value of the assets acquired and the liabilities  assumed. Any excess of such purchase price over the amounts so allocated will be allocated to intangible assets.

Federal Income Tax Consequences

            Federal Income Tax Consequences to the Company

            The sale of  substantially  all of the Company's  assets pursuant to the  terms  of  the  Asset  Purchase  Agreement  will  result  in a  significant additional  loss to the Company,  as the purchase price is  significantly  lower than the book value of the assets being sold.

            Federal Income Tax Consequence to Stockholders

            The sale of  substantially  all of the Company's  assets pursuant to the terms of the Asset Purchase  Agreement will have no Federal tax consequences to  stockholders.  If the Company is liquidated and  distributes  its net assets after  the  Closing,  such  distribution  would  be  a  taxable  transaction  to stockholders,  and any gain or loss would be realized by each stockholder  equal to the difference  between the assets  received and the basis of the stock owned by each  stockholder.  The Company does not  presently  intend to liquidate  and distribute  its net assets.  (See  "Operations of the Company After the Closing;
Impact of the Asset Purchase Agreement on Stockholders".)

            The Federal  income tax  discussion  set forth above is included for general  information  only.  The  tax  consequences  to  stockholders  may  vary depending on the actions of the Company  following  consummation  of the sale of substantially  all of the Company's assets. No information is provided herein as to state,  local and foreign tax consequences to stockholders of such sale or as to subsequent actions of the Company.

Governmental and Regulatory Approvals

            To the best knowledge of the Company,  there are no federal or state regulatory  requirements with which the parties to the Asset Purchase  Agreement must comply, nor are there any such governmental  consents or approvals that the parties to the Asset  Purchase  Agreement  must  obtain in  connection  with the transactions contemplated thereby.

Dissenter's Appraisal Rights

            Under  the  General  Corporation  Law  of  the  State  of  Delaware,
dissenters do not have appraisal rights.

                                      -14-

                                  RISK FACTORS

            There are certain risks  associated  with the proposed  transaction.
Among the significant risks are the following:

            Lack of  Independent  Appraisal by Investment  Banker Engaged by the
Company

            The  Company has not engaged an  investment  banker to evaluate  the fairness of the terms of the Asset Purchase  Agreement.  Each  stockholder  must evaluate all of the information  contained  herein  concerning the  transactions
relating  to  the  Asset  Purchase   Agreement  based  upon  his/her  individual
circumstances and concerns.  Accordingly,  each stockholder  should consult with his/her own investment  advisors and consultants in deciding  whether to approve the proposed  sale of  substantially  all the Company's  assets  pursuant to the terms of the Asset Purchase Agreement.

            The Representations and Warranties of the Company Survive at Closing
and the Asset Purchase Agreement is Governed by Italian Law

            The  representations  and warranties of the Company contained in the
Asset Purchase Agreement do not terminate at Closing. Accordingly, subsequent to the Closing CrossZ Solutions could potentially bring a claim at any time against the Company for breach of its representations and warranties. The Company cannot predict whether it will be able to successfully  defend any such claim or, if it is unsuccessful, what the impact of such action would be on the Company.

            The  Asset  Purchase  Agreement  is  governed  by  Italian  law.  In negotiating  the Asset  Purchase  Agreement,  the Company did not retain counsel expert in matters of Italian law.  Accordingly,  there can be no assurance  that
(i) the  provisions  of the  Asset  Purchase  Agreement  would be given the same effect as they would be given were the laws of a United States  jurisdiction  to govern,  (ii) there is no provision  of Italian law that would  engraft onto the
Asset Purchase Agreement additional or different provisions than those for which the Company  bargained or (iii) the remedies,  if any, that are available  under
Italian  law in the case of breach or  threatened  breach of the Asset  Purchase
Agreement  are  similar  to the  remedies  available  under the laws of a United
States jurisdiction.

            The Company's Stockholders Will Not Recover Their Original Investment

            The Company's stockholders will receive no consideration as a result of the sale of substantially all of the Company's assets. The Company expects to use a major  portion of the cash to be received  from the sale of  substantially all its  assets  to pay its  liabilities,  including  expenses  it may  incur in pursuing the sale of substantially all of its assets. The Board of Directors may seek to merge or consolidate or otherwise combine with an operating  business or liquidate  the Company.  Regardless of what the Board of Directors may decide to do with the assets of the Company after the Closing,  the stockholders  will not receive any significant  consideration  and  stockholders  should expect to lose most, if not all, of their original investment in the Company.

                                      -15-

            Unascertainable   Risks  and  Broad  Range  of  Potential   Business
Reorganization

            Because the Company has not yet  identified a  prospective  business combination, stockholders have no basis on which to evaluate the possible merits or risks of an  alternative  business to the one the Company  has.  Although the
Board  of  Directors  will  endeavor  to  evaluate  the  risks  inherent  in any particular future operating business the Company may combine with in the future, there can be no assurance  that the Board of Directors  will properly  ascertain all such risks.  Management  of the  Company  will have  virtually  unrestricted flexibility in identifying and selecting a prospective merger or combination. In many cases, stockholder approval will not be required to effect such a merger or combination.

            Delisting from American Stock Exchange

            The shares of the Company's  Common Stock are  currently  listed for trading on the American Stock Exchange  ("AMEX").  Under its rules for continued
listing, the AMEX may consider suspending dealings in securities of a company if it has sold or otherwise  disposed of its  principal  operating  assets,  or has ceased to be an operating company.  While the AMEX has not officially  indicated
that the Company will be delisted,  such delisting would result in the Company's securities trading on the OTC Electronic  Bulletin Board or in the "pink sheets"
maintained  by  the  National  Quotation  Bureau,   Inc.,  which  are  generally
considered to be less efficient markets than AMEX.

            The Common Stock may be subject to additional regulations applicable to lower priced securities that may reduce the trading volume of the shares and may also  reduce the  Company's  stockholders  ability to resell the shares later.

            If the shares of Common Stock are delisted from AMEX, the trading of the Company's  Common Stock may be subject to a number of  regulations  that can affect  its  price  and the  Company's  stockholders'  ability  to sell it.  For example,  Rule 15g-9 under the Securities Exchange Act of 1934, as amended,  may apply to the Common Stock.  This rule imposes  sales  practice  requirements  on broker-dealers that sell low priced securities to persons other than established customers and institutional  accredited  investors.  For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction.

            In  addition,  under United  States  securities  regulations,  penny stocks generally are equity securities with a price of less than $5.00 per share other than securities  registered on certain  national  securities  exchanges or quoted on the Nasdaq Stock Market. For any transaction  involving a penny stock, unless  exempt,  the  penny  stock  rules  require  the  delivery,  prior to the transaction,  of a disclosure schedule prescribed by the Securities and Exchange
Commission  relating  to the penny stock  market.  The  broker-dealer  must also disclose the commissions  payable to both the  broker-dealer  and the registered representative  and current  quotations  for the  securities.  Finally,  monthly statements  must be sent  disclosing  recent  price  information  on the limited market in penny  stocks.  Consequently,  the penny stock rules may  restrict the ability of  broker-dealers  to sell our common stock. The penny stock rules will not apply if the market price of each share of common stock is $5.00 or greater.
These  requirements  may reduce the level of trading  activity in any  secondary market for the Company's  common stock and may  adversely  affect the ability of broker-dealers  to sell the  Company's  securities.  This may  also  affect  the
Company's  stockholders'  ability to resell  their shares of Common Stock in the future if the market price of each share of Common Stock remains below $5.00.

                                      -16-

                   DESCRIPTION OF THE ASSET PURCHASE AGREEMENT

            The following  summary of the terms of the Asset Purchase  Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Appendix A (excluding  schedules and exhibits).

            Purchase Price

            Pursuant to the Asset Purchase  Agreement,  the Company will receive consideration of $900,000,  of which $250,000 was received upon the execution of the Asset Purchase  Agreement and $250,000 was received on January 16, 2002. The
Company has used such funds to pay down its liabilities.  The remaining $400,000 will be paid  upon the  closing  of the  Asset  Purchase  Agreement.  All of the consideration  is  payable to the  Company  and not to the  stockholders  of the
Company.

            Description of Assets Being Sold

            The Company is selling substantially all of its assets, property and business,  owned,  held  or  used  primarily  in the  conduct  of the  Company's business.  The assets  include all  intellectual  property  rights  developed or acquired  by the  Company  listed on  Schedule  3.07(a)  to the  Asset  Purchase
Agreement, the personal property,  equipment,  computer systems,  communications equipment,  furniture  and office  equipment  listed on Schedule  3.07(d) to the
Asset  Purchase  Agreement,  all  rights  and  obligations  under the  Company's contracts,  agreements,  licenses,  commitments,  sales and purchase  orders and other instruments (to the extent they are assignable) under the contracts listed on Schedule 3.10 to the Asset  Purchase  Agreement,  and the Company's  accounts receivable  consisting  of  $271,418  due from CrossZ  Solutions  to the Company pursuant to the Reseller Agreement.

            No Solicitation

            The Asset Purchase  Agreement provides that for the seven day period immediately  after the execution of the Asset  Purchase  Agreement,  the Company could seek other  offers with  respect to a "Material  Transaction."  A Material
Transaction  is defined in the Asset  Purchase  Agreement  as a merger,  sale of assets,  sale of shares of capital stock,  recapitalization,  tender or exchange offer,  liquidation or similar  transaction  involving the Company.  Despite its efforts,  the Company received no offers for a Material  Transaction during such seven day period.  After such seven day  period,  the Asset  Purchase  Agreement provides that the Company will not, nor will the Company permit its subsidiaries or affiliates or officers,  directors,  employees,  advisors  representatives or agents to, directly or indirectly solicit, initiate or take any action knowingly to  facilitate  any  Material  Transaction  or  take  any  action  knowingly  to facilitate the submission of inquiries, proposals or offers from any third party with respect to a Material Transaction.

            Notwithstanding  the  prohibition  on  solicitation  of  a  Material
Transaction,  after the seven day period immediately  following the execution of the Asset Purchase Agreement, the Board of Directors, in response to a bona fide unsolicited  Material Transaction  proposal,  may withdraw its recommendation of the Asset Purchase Agreement, if, after consulting with legal counsel, the Board of Directors  determines that the failure to do so would  constitute a breach of its fiduciary duty to the Company's  stockholders  under  applicable law. If the
Company receives such a unsolicited Material Transaction  proposal,  the Company must provide written notice to CrossZ  Solutions  advising CrossZ Solutions that the Board of Directors has received such  proposal.  The notice must specify the terms and conditions and identify the party making such proposal.

                                      -17-

            If the Company terminates the Asset Purchase Agreement following its approval of an unsolicited Material Transaction  proposal,  the Company must pay
CrossZ  Solutions a termination fee in the amount of $70,000,  together with the principal and interest due on the $500,000 the Company previously  received from
CrossZ  Solutions.  In  addition,  the Company  will be required to grant CrossZ
Solutions a perpetual exclusive license in Europe for the Company's software.

            Representations and Warranties of the Company and CrossZ Solutions

            The Asset Purchase Agreement contains representations and warranties by the Company,  including,  without limitation,  those relating to: (i) the due organization  and due  authorization  of the  Company  to enter into the sale of substantially  all the  Company's  assets  pursuant  to the  terms of the  Asset
Purchase Agreement; (ii) the absence of any material changes since September 30,
2001 to the  condition of the Company's  assets to be purchased  pursuant to the
Asset  Purchase  Agreement;  (iii) the  absence of any  pending  suit or written charges relating to an intellectual  property  infringement  claim for the three years immediately  preceding the date of the Asset Purchase Agreement;  (iv) the non-disclosure  of the software source code,  mathematical  formula and research and development  results and other know-how related to the Company's business to any person other than employees,  representatives or agents of the Company;  (v)
the absence of any  government  authorization  necessary  to close the  proposed sale; (vi) the requirement of any consent from third parties to execute, deliver and  perform the Asset  Purchase  Agreement;  (vii) the absence of any  material violation of law in connection with the Company's operations; (viii) the absence of undisclosed material litigation; and (ix) the ownership of and the absence of any lien on the Company's assets.

            The Asset  Purchase  Agreement  also  contains  representations  and warranties by CrossZ Solutions,  including,  without limitation,  those relating to: (i) the due organization and due authorization of CrossZ Solutions; (ii) the absence of any government authorization necessary to close the purchase pursuant to the Asset  Purchase  Agreement;  (iii) the absence of any  conflict  with its organizational documents or provision in any law, judgement, injunction or order which may be  binding  on CrossZ  Solutions;  (iv) the  absence  of  undisclosed material  litigation;  and (v) the sufficiency of funds available to pay for the assets being purchased from the Company.

            The  Company's   representations  and  warranties  under  the  Asset
Purchase Agreement do not terminate at the Closing. The Asset Purchase Agreement is  governed  by  Italian  law.  See "RISK  FACTORS  --The  Representations  and
Warranties of the Company Survive at Closing and the Asset Purchase Agreement is
Governed by Italian Law."

            Certain Covenants of the Company and CrossZ Solutions

            Both the Company and CrossZ Solutions have agreed, prior to Closing,
(i) to use  their  best  efforts  to take,  or cause to be  taken,  all  actions necessary and desirable to consummate the transactions contemplated by the Asset
Purchase  Agreement;  (ii) to  cooperate  with  one  another  to  determine  the necessary  filing  with  any  government  body  to  consummate  the  transaction contemplated by the Asset Purchase Agreement and to furnish information required to make any such  filings;  and (iii) to consult with each other before  issuing any press  release  or making  any public  statement  with  respect to the Asset
Purchase Agreement.

            The Company has also agreed,  prior to Closing, (i) not to acquire a material  amount of assets from any other  individual or entity or sell,  lease, license or otherwise dispose of any assets to be purchased pursuant to the Asset
Purchase  Agreement except pursuant to existing  contracts or commitments and in the ordinary course of business  consistent  with past practice;  (ii) to afford
CrossZ Solutions and its representatives access at all reasonable times to its

                                      -18-

businesses  and properties  for the purposes of  investigation  of the Company's business and the Company's assets;  (iii) to promptly notify CrossZ Solutions of any notice or other communication which materially affects the Closing; and (iv)
for a period of three years after the Closing Date, not to compete and employ or solicit  previous  employees  of the  Company  who is or  were  employed  by the
Company.

            CrossZ  Solutions has also agreed,  prior to Closing or if the Asset
Purchase Agreement is terminated, to use its best efforts to cause its officers, directors,  employees,  counsel,  consultants,  advisors and agents to hold,  in confidence,  all confidential  documents and information concerning the business of the  Company  which  were  furnished  by the  Company  and are  not  publicly available,  except that such information may be divulged to obtain financing for the transaction.  CrossZ Solutions has also agreed to afford the Company and its representatives  access at all reasonable times to its businesses and properties for the purposes of investigation of the Company's rights and obligations  prior to the Closing.

            Closing Conditions of the Company and CrossZ Solutions

            The  obligations  of the Company and CrossZ  Solutions  to cause the
Asset Purchase  Agreement to be consummated  are subject to  satisfaction of the following conditions, among others: (i) the expiration of any applicable waiting period under a Federal government  regulation;  and (ii) the absence of any law, regulation,  judgement,  injunction,  court order or decree which  prohibits the
Closing  from  happening or  interferes  with CrossZ  Solutions  rights over the assets it is purchasing.

            The obligations of the Company to cause the Asset Purchase Agreement to be consummated are subject to satisfaction of the following conditions, among others: (i) CrossZ Solutions'  representations  and warranties  contained in the
Asset  Purchase  Agreement  shall be true and correct in all material  respects;
(ii) CrossZ Solutions'  performance and compliance in all material respects with all  obligations  required by the Asset  Purchase  Agreement  to be performed or complied  with by  CrossZ  Solutions  on or  prior  to the  Closing;  (iii)  the acquisition  of all  required  governmental  consents,  if  any;  and  (iv)  the
Company's  receipt of all documents which it may reasonably  request relating to
CrossZ Solutions' existence and authority.

            The obligations of the CrossZ  Solutions to cause the Asset Purchase
Agreement  to be  consummated  are  subject  to  satisfaction  of the  following conditions,  among others:  (i) the  Company's  representations  and  warranties contained  in the Asset  Purchase  Agreement  shall be true and  correct  in all material respects; (ii) the Company's performance and compliance in all material respects with all  obligations  required by the Asset  Purchase  Agreement to be performed or complied with by the Company on or prior to the Closing;  (iii) the
absence  of  any  government   action  or  injunction   that  would  render  the
transactions  contemplated by the Asset Purchase  Agreement illegal or otherwise materially restrict  consummation of such transactions;  (iv) the acquisition of all required  governmental  consents, if any; (v) CrossZ Solutions' receipt of a legal  opinion as of the Closing Date from its appointed  counsel  regarding the
corporate   existence,   due  authorization,   satisfaction  of  any  government
authorization,  the absence of any contravention with any material agreements of the  Company  and the  absence  of any  material  litigation;  and  (vi)  CrossZ
Solutions'  receipt of all documents which it may reasonably request relating to the Company's existence and authority.

                                      -19-

            Closing/Termination

            The Closing is scheduled  to occur on about March 15, 2002,  but may be postponed  by the Company to a date no later than April 30,  2002.  The Asset
Purchase  Agreement  may be  terminated  and  abandoned by either the Company or
CrossZ  Solutions upon the happening of certain events  including (i) the mutual written  agreement  of the  Company  and  CrossZ  Solutions,  (ii) if a court or government  body having  competent  jurisdiction  passes a judgement which would prevent  the  consummation  of the sale of  substantially  all of the  Company's assets  pursuant to the terms of the Asset  Purchase  Agreement and (iii) if the
Closing shall not have occurred on or before April 30, 2002.

                                      -20-

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the shares of Common  Stock as of the Record  Date by each  person  known by the
Company to be the beneficial  owner of more than five percent of the outstanding shares of  Common  Stock,  each  director,  each  executive  officer  and by all directors and  executive  officers of the Company as a group.  Unless  otherwise indicated,  the  address  for each such  person is in care of the  Company,  One
Expressway Plaza, Suite 208, Roslyn Heights, New York 11577.

                                                     Number of Shares
    Directors, Executive Officers                    of Common Stock
       And 5% Stockholders                          Beneficially Owned(1)        Percentage(2)
----------------------------------                  ---------------------        -------------

Barry Rubenstein                                         33,766,259(3)               59.8%
68 Wheatley Road
Brookville, New York 11545

Irwin Lieber                                             16,235,504(4)               35.2%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Barry Fingerhut                                          15,974,321(5)               34.7%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Seth Lieber                                              14,754,888(6)               32.6%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Jonathan Lieber                                          14,673,748(6)               32.4%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Wheatley Foreign Partners, L.P.                          12,117,143(7)               26.8%
c/o Fiduciary Trust One Capital Place
Snedden Road, P.O. Box 1062
Grand Cayman, British West Indies

Wheatley Partners, L.P.                                  12,117,143(7)               26.8%
60 Cutter Mill Road
Great Neck, New York 11021

                                      -21-

Seneca Ventures                                           6,134,350(8)               14.5%
68 Wheatley Road
Brookville, New York 11545

Woodland Venture Fund                                     6,397,975(9)               15.2%
68 Wheatley Road
Brookville, New York 11545

Woodland Partners                                         3,548,172(10)               8.8%
68 Wheatley Road
Brookville, New York 11545

Marilyn Rubenstein                                       17,568,911(11)              36.1%
68 Wheatley Road
Brookville, New York 11545

Woodland Services Corp.                                  12,532,325(12)              27.3%
68 Wheatley Road
Brookville, New York 11545

Wheatley Partners II, L.P.                                2,434,200(13)               6.3%
60 Cutter Mill Road
Great Neck, New York 11021

Firebrand Financial Group, Inc.                           3,787,977(14)               9.5%
One State Street Plaza
24th Floor
New York, New York 10004

Joseph M. Valley, Jr.                                        60,625                   (15)

Robert Thompson                                             342,500(16)               (15)

Daniel M. Pess                                              362,166(17)               (15)

Rino Bergonzi                                                31,500(16)               (15)

Alan W. Kaufman                                             224,827(18)               (15)

Andre Szykier                                               126,750(19)               (15)

All directors and executive officers as a group (6        1,148,368(20)               2.9%
persons)

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any

                                      -22-

            other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Based on  39,854,012  shares of Common Stock  outstanding  as of the
            Record Date.

(3)         Based upon information  contained in a report on a Schedule 13D (the
            "Wheatley 13D") filed jointly by Barry Rubenstein,  Wheatley Foreign
            Partners,   L.P.  ("Wheatley  Foreign"),   Wheatley  Partners,  L.P.
            ("Wheatley"), Wheatley Partners II, L.P. ("Wheatley II"), Applegreen
            Partners  ,  Seneca  Ventures  ("Seneca"),   Woodland  Venture  Fund
            ("Woodland  Fund"),  Woodland  Partners,  Rev-Wood Merchant Partners
            ("Rev-Wood"),  Brookwood  Partners,  L.P.  ("Brookwood") and certain other  affiliates  of  Wheatley  with the  Securities  and  Exchange
            Commission ("SEC") and a Form 4 filed by Mr. Rubenstein with the SEC as well as certain  other  information.  Includes  56,944  shares of
            Common  Stock   issuable  upon  exercise  of  options  held  by  Mr.
            Rubenstein  and 777,778  shares  issuable  upon exercise of warrants held by Mr. Rubenstein. Also includes (i) 1,888,889 shares of Common
            Stock issuable upon exercise of warrants held by Woodland  Partners,
            (ii)  3,759,259  shares of Common Stock  issuable  upon  exercise of warrants held by Woodland  Fund,  (iii)  3,759,259  shares of Common
            Stock  issuable  upon  exercise  of  warrants  held by Seneca,  (iv)
            6,320,741  shares of Common Stock issuable upon exercise of warrants held by Wheatley,  (v) 549,630  shares of Common Stock issuable upon exercise of warrants held by Wheatley  Foreign,  (vi) 200,000 shares of Common Stock  issuable upon exercise of options held by Rev-Wood,
            (vii)  777,778  shares of Common  Stock  issuable  upon  exercise of warrants  held by Brookwood.  Mr.  Rubenstein  disclaims  beneficial ownership  of the  securities  held by Woodland  Partners,  Woodland
            Fund, Seneca, Wheatley, Wheatley Foreign, Wheatley II, Rev-Wood, and
            Brookwood,  except to the extent of his respective  equity interests therein.

(4)         Based upon  information  contained  in the Wheatley 13D and a Form 4 filed by Mr. Lieber and certain other  information.  Includes 58,333 shares of Common Stock issuable upon exercise of options held by Mr.
            Lieber and 777,778  shares of Common Stock issuable upon exercise of warrants held by Mr. Lieber.  Also includes (i) 6,320,741  shares of
            Common Stock  issuable  upon  exercise of warrants held by Wheatley, and (ii) 549,630  shares of Common Stock  issuable  upon exercise of warrants held by Wheatley Foreign.  Mr. Lieber disclaims  beneficial ownership,  except to the extent of his respective  equity interests therein.

(5)         Based upon  information  contained  in the Wheatley 13D and a Form 4 filed by Mr.  Fingerhut  and  certain  other  information.  Includes
            777,778  shares of Common Stock  issuable  upon exercise of warrants held by Mr. Fingerhut.  Also includes (i) 6,320,741 shares of Common
            Stock issuable upon exercise of warrants held by Wheatley,  and (ii)
            549,630  shares of Common Stock  issuable  upon exercise of warrants
            held  by  Wheatley  Foreign.   Mr.  Fingerhut  disclaims  beneficial
            ownership of the securities  held by Wheatley and Wheatley  Foreign, except to the extent of his respective equity interests therein.

(6)         Based upon  information  contained  in the Wheatley 13D and a Form 4 filed by Mr.  Lieber.  Includes 695 shares of Common Stock  issuable upon  exercise of options  held by Mr.  Lieber.  Also  includes  (i)
            6,320,741  shares of Common Stock issuable upon exercise of warrants held by Wheatley,  and (ii) 549,630  shares of Common Stock issuable upon  exercise of warrants  held by Wheatley  Foreign,  of which Mr.
            Lieber disclaims beneficial  ownership,  except to the extent of his respective equity interests therein.

                                      -23-

(7)         Based upon  information  contained  in the Wheatley 13D and a Form 4 filed by each of Wheatley  and  Wheatley  Foreign and certain  other information.  Includes (i) 6,320,741 shares of Common Stock issuable upon exercise of warrants held by Wheatley,  and (ii) 549,630 shares of Common Stock  issuable upon exercise of warrants held by Wheatley
            Foreign.  Wheatley  Foreign  disclaims  beneficial  ownership of the securities  held  by  Wheatley  and  Wheatley  disclaims  beneficial ownership of the securities held by Wheatley Foreign.

(8)         Based upon  information  contained  in the  Wheatley 13D and certain
            other  information.   Includes  3,759,259  shares  of  Common  Stock
            issuable upon exercise of warrants held by Seneca.

(9)         Based upon  information  contained  in the  Wheatley 13D and certain
            other  information.   Includes  3,759,259  shares  of  Common  Stock
            issuable upon exercise of warrants held by Woodland Fund.

(10)        Based upon  information  contained  in the  Wheatley 13D and certain
            other  information.   Includes  1,888,889  shares  of  Common  Stock
            issuable upon exercise of warrants held by Woodland Partners.

(11)        Based upon  information  contained  in the  Wheatley 13D and certain other  information.  Includes (i)  1,888,889  shares of Common Stock issuable upon exercise of warrants held by Woodland  Partners,  (ii)
            3,759,259  shares of Common Stock issuable upon exercise of warrants held by Seneca, (iii) 3,759,259 shares of Common Stock issuable upon exercise of warrants held by Woodland  Fund and (iv) 777,778  shares
            of  Common  Stock   issuable  upon  exercise  of  warrants  held  by
            Brookwood.  Marilyn Rubenstein disclaims beneficial ownership of the
            Securities  held by Woodland  Partners,  Seneca,  Woodland  Fund and
            Brookwood  except to the extent of her  respective  equity  interest therein.

(12)        Based upon  information  contained  in the  Wheatley 13D and certain other  information.  Includes (i)  3,759,259  shares of Common Stock issuable  upon  exercise of warrants  held by Woodland Fund and (ii)
            3,759,259  shares of Common Stock issuable upon exercise of warrants held by Seneca.

(13)        Based upon  information  contained  in the  Wheatley 13D and certain other information.

(14)        Based upon  information  contained  in reports on a (i) Schedule 13G
            (the "Firebrand 13G"),  filed jointly by Firebrand  Financial Group,
            Inc. ("FFGI"), EarlyBirdCapital.com, Inc. ("EBC"), EarlyBirdCapital,
            Inc. ("EarlyBird Capital"),  Dalewood Associates, Inc. ("Dalewood"),
            Dalewood  Associates,  LP  ("Dalewood  LP") and  Dalewood  2 Private
            Technology  Limited  ("Dalewood  2") with the SEC and (ii)  Schedule
            13G/A filed by EarlyBird  Capital with the SEC. FFGI is the majority shareholder of EBC. EBC wholly-owns  Dalewood and EarlyBird Capital.
            Dalewood  is the general  partner of Dalewood LP and the  investment manager for  Dalewood 2. FFGI  directly  beneficially  owns  205,764 shares of Common Stock and is also deemed to beneficially own 89,740 shares of Common  Stock  through the  holdings  of its  wholly-owned subsidiary,  GKN  Securities,  Inc. Also includes  899,861 shares of
            Common Stock held by EarlyBird  Capital,  1,296,296 shares of Common
            Stock held by Dalewood LP and 1,296,296  shares of Common Stock held by Dalewood 2.

(15)        Less than 1%.

(16)        Consists  of  shares of  Common  Stock  issuable  upon  exercise  of options.

(17)        Includes  354,583  shares of Common Stock  issuable upon exercise of options.

                                      -24-

(18)        Includes  116,500  shares of Common Stock  issuable upon exercise of options.

(19)        Includes  104  shares of Common  Stock  owned by Remy  Szykier,  Mr.
            Syzkier's daughter,  and 58,167 shares of Common Stock issuable upon exercise of options.

(20)        Includes  917,375  shares of Common Stock  issuable upon exercise of options.

                                      -25-

                                 RECOMMENDATION

            The Board of Directors has unanimously approved, and recommends that you approve,  the proposal to sell substantially all of the Company's assets for cash pursuant to the terms of the Asset Purchase Agreement.

                       WHERE YOU CAN FIND MORE INFORMATION

            We file annual,  quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission.  You may read and copy any document we file at the following locations:

                        SEC Main Public Reference Room
                        450 Fifth Street, N.W.
                        Washington, D.C. 20549

                        or at the

                        Library
                        American Stock Exchange
                        86 Trinity Place
                        New York, New York 10006

            You may obtain  information  on the  operation  of the SEC's  public reference  rooms or the AMEX library by calling the SEC at (800) SEC-0330 or the
AMEX at (212)  306-1000.  You can also access the  electronic  versions of these filings on the Internet at the SEC's web site, located at http://www.sec.gov.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the  Meeting.  If any other  matter or  matters  are  properly brought before the Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary  authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Daniel M. Pess
Secretary

February 19, 2002

                                      -26-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         QUERYOBJECT SYSTEMS CORPORATION

                    Proxy -- Special Meeting of Stockholders
                                 March 13, 2002

            The undersigned, a stockholder of QueryObject Systems Corporation, a
Delaware  corporation (the  "Company"),  does hereby appoint Robert Thompson and
Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full  power  of  substitution,  for and in the  name,  place  and  stead  of the undersigned,  to vote all of the shares of Common  Stock of the Company that the undersigned  would be  entitled  to vote if  personally  present at the  Special
Meeting of Stockholders of the Company (the "Special Meeting") to be held at the
Company's  principal  executive offices,  located at One Expressway Plaza, Suite
208, Roslyn Heights, New York 11577, on Wednesday, March 13, 2002 at 10:00 A.M.,
local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

            TO APPROVE THE SALE OF  SUBSTANTIALLY  ALL THE ASSETS OF THE COMPANY
PURSUANT TO THE TERMS OF THE ASSET PURCHASE AGREEMENT:

            ______  FOR   _____  AGAINST    _____  ABSTAIN

            DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further  business as may properly  come before the Special
            Meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
APPROVE THE SALE OF SUBSTANTIALLY  ALL THE ASSETS OF THE COMPANY PURSUANT TO THE
TERMS OF THE ASSET PURCHASE AGREEMENT.

                                      -27-

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof. The undersigned hereby  acknowledges  receipt of a copy of the Notice of
Special Meeting and Proxy Statement, both dated February 19, 2002.

Dated _______________________, 2002

_____________________________ (L.S.)

_____________________________ (L.S.)
            Signature(s)

NOTE:  Please sign exactly as your name or names appear hereon.  When signing as attorney,  executor,  administrator,  trustee or guardian,  please  indicate the capacity in which  signing.  When signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a  corporation,  it should be signed with full corporate name by a duly authorized officer.

            Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

                                   APPENDIX A
                                   ----------

                            ASSET PURCHASE AGREEMENT

                                   dated as of

                                December 12, 2001

                                     between

                             CrossZ Solutions S.p.A.

                                       and

                         QueryObject Systems Corporation

                                      A-1

                            ASSET PURCHASE AGREEMENT

            AGREEMENT  dated  December  12,  2001  between  QueryObject  Systems
Corporation,  a Company  organized  and existing  under the laws of the State of
Delaware,  with offices at One Expressway Plaza, Roslyn Heights, New York 11577,
USA ("Seller"),  and CrossZ Solutions  S.p.A., a Company  organized and existing under the laws of Italy, with offices at Salita Scudillo 20, 80133 Naples, Italy
("Buyer"), collectively referred to as the "Parties".

                              W I T N E S S E T H:

            WHEREAS,   Seller  conducts  a  business  which   develops,   sells,
distributes  and  maintains  a suite of  software  programs  to be used by third parties to implement Business Intelligence solutions (the "Business");

            WHEREAS,  Buyer desires to purchase  substantially all of the assets of the Business from Seller, and Seller desires to sell substantially all of the assets of the  Business to Buyer,  upon the terms and subject to the  conditions hereinafter set forth;

            NOW,   THEREFORE,   in   consideration  of  the  foregoing  and  the
representations,  warranties,  covenants and agreements  herein  contained,  the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            The following terms, as used herein, have the following meanings:

            "Affiliate"  means, with respect to any Person,  any Person directly or  indirectly  controlling,  controlled  by, or under common  control with such other Person.

            "Export  Administration Act" means the Export  Administration Act of
1979, as amended, and the rules and regulations promulgated thereunder.

            "Intellectual  Property  Right" means any  trademark,  service mark, registration  thereof or  application  for  registration  therefor,  trade name, invention,  patent,  patent  application,  trade  secret,  know-how,  copyright, copyright  registration,  application for copyright  registration,  or any other similar type of proprietary  intellectual  property right, in each case which is owned or licensed by Seller or any  Affiliate of Seller and used or held for use primarily in the Business.

            "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

            "Material  Adverse  Change" means a material  adverse  change in the condition of the Purchased Assets (financial or otherwise).

            "Material  Adverse  Effect" means a material  adverse  effect on the condition of the Purchased Assets (financial or otherwise).

                                      A-2

            "HSR Act" means the Hart-Scott-Rodino  Antitrust Improvements Act of
1976, as amended.

            "1934 Act" means the  Securities  Exchange Act of 1934,  as amended, and the rules and regulations promulgated thereunder.

            "Notes" means the promissory  notes issued by the Seller each in the principal  amount of  US$250,000  (Two Hundred  Fifty  Thousand US Dollars),  in
substantially the form of Exhibits A and B hereto.

            "Person" means an  individual,  a  corporation,  a  partnership,  an association, a trust or other entity or organization,  including a government or political subdivision or an agency or instrumentality thereof.

                                   ARTICLE II

                                PURCHASE AND SALE

            2.01 Purchase and Sale. Upon the terms and subject to the conditions of this  Agreement,  Buyer agrees to purchase  from Seller and Seller  agrees to sell, transfer,  assign and deliver, or cause to be sold, transferred,  assigned and delivered,  to Buyer by Closing, free and clear of all Liens,  substantially all of the  assets,  property  and  business,  of every  kind  and  description, wherever located,  real, personal or mixed, tangible or intangible,  owned, held or used  primarily  in the  conduct of the  Business by Seller as the same shall exist on the Closing  Date (the  "Purchased  Assets"),  and  including,  without limitation, all right, title and interest of Seller in, to and under:

            (i)    all Intellectual Property Rights developed or acquired by the
Seller in connection with the Business,  including without  limitation the items listed on Schedule 3.07(a);

            (ii)   the   personal   property,   equipment,   computer   systems,
communications  equipment,  furniture  and office  equipment  listed on Schedule
3.07(d);

            (iii)  all rights and obligations, under the contracts,  agreements, licenses,  commitments,  sales and purchase orders and other instruments, to the extent  they are  assignable,  under  the  contracts  listed  on  Schedule  3.10
(collectively, the "Contracts");

            (iv)   the accounts receivable listed on Schedule 9.02.

            Both the Buyer and the Seller  recognize  that the Purchased  Assets are primarily intangible and intellectual  property assets, having been assessed the  absence of patents,  copyright  registrations,  trade names  registrations, comprehensive  design  documents,  product  specifications  and the  like.  As a consequence of the foregoing, every item part of the Purchased Assets listed and described in the above mentioned Schedules will be subject to specific Terms and
Conditions  and the transfer will be considered  completed with the execution by the Buyer of an Acceptance Report prepared by the Seller.

                                       A-3

            2.02 Purchase  Price.  The purchase  price for the Purchased  Assets
(the "Purchase  Price") is US$900,000 (Nine Hundred Thousand US Dollars) payable in cash. The Purchase Price shall be paid as provided in Section 2.03.

            2.03 Closing.  The closing (the  "Closing") of the purchase and sale of the  Purchased  Assets  shall take  place at the  offices of Buyer in Naples,
Italy as soon as  practicable  following  the approval of this  Agreement by the
Stockholders of the Seller.  It is currently  anticipated  that the Closing will occur on or about March 31, 2002. The Closing date may be postponed by Seller up to 30 days following written notice to the Buyer in the event that the Seller is unable to obtain  Stockholder  approval of this Agreement on or before March 28,
2002.

            The Purchase Price will be paid as follows:

                -   US$250,000  (Two Hundred Fifty  Thousand US Dollars) will be paid upon  signing of this  Agreement  to be credited to the aggregate Purchase Price. The payment of this amount will be evidenced by the Note attached hereto as Exhibit A.

                -   US$250,000  (Two  Hundred  Fifty  Thousand US Dollars) to be
                    paid on January 15,  2002 to be  credited  to the  aggregate
                    Purchase Price. The payment of this amount will be evidenced by the Note attached hereto as Exhibit B.

                -   The balance of US$400,000 (Four Hundred Thousand US Dollars)
                    to be paid at Closing.

                        At the  Closing,  Seller and Buyer  shall  enter into an
Assignment  and  Assumption  Agreement  which shall provide that the Buyer shall assume after the Closing all of the obligations under the Purchased Assets,  and
Seller shall deliver to Buyer such deeds, bills of sale, endorsements, consents, assignments  and  other  good  and  sufficient  instruments  of  conveyance  and assignment  (the  "Conveyance  Documents")  as the parties and their  respective counsel  shall deem  reasonably  necessary or  appropriate  to vest in Buyer all right,  title and interest in, to and under the Purchased  Assets.  In addition, the Buyer shall deliver the Notes to the Seller for cancellation.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

            Seller hereby represents and warrants to Buyer that:

            3.01 Corporate Existence and Power. The Seller is a corporation duly incorporated,  validly  existing  and in good  standing  under  the  laws of its jurisdiction  of  incorporation,  and has all corporate  powers and all material governmental licenses, authorizations,  consents and approvals required to carry on its business as now conducted.  Seller has heretofore delivered to Buyer true and complete copies of the certificate of incorporation  and bylaws of Seller as currently in effect.

                                       A-4

            3.02   Corporate   Authorization.   The   execution,   delivery  and
performance  by Seller of this Agreement and the  consummation  by Seller of the transactions  contemplated  hereby are within Seller's corporate powers and have been duly  authorized  by all necessary  corporate  action on the part of Seller except for approval of this Agreement by the  Stockholders  of the Seller.  This
Agreement  constitutes  a valid and  binding  agreement  of  Seller  enforceable against Seller in accordance with its terms,  subject to applicable  bankruptcy, insolvency,  reorganization  and  moratorium  laws  and  other  laws of  general application  affecting the enforcement of creditors' rights  generally,  and the availability  of  equitable  remedies  may be limited by general  principles  of equity.

            3.03  Governmental  Authorization.   The  execution,   delivery  and
performance by Seller of this  Agreement  require no action by or in respect of, or filing with, any governmental body, agency,  official or authority other than
(i) compliance with any applicable  requirements of the HSR Act; (ii) compliance with any applicable  requirements of the 1934 Act; and (iii) compliance with any applicable requirements of the Export Administration Act.

            3.04 Non-Contravention.  The execution,  delivery and performance by
Seller of this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of Seller,  (ii) assuming compliance with the  matters  referred  to in  Section  3.03,  contravene  or  conflict  with or constitute  a  violation  of any  provision  of any law,  regulation,  judgment, injunction,  order  or  decree  binding  upon or  applicable  to  Seller  or the
Business; (iii) assuming the obtaining of all Required Consents (as such term is defined in Section 3.05 hereof),  constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of
Buyer or to a loss of any benefit  relating to the  Business to which  Seller is entitled  under any  provision of any  agreement,  contract or other  instrument binding upon Seller or by which any of the  Purchased  Assets is or may be bound or any Permit or (iv) result in the  creation or  imposition  of any Lien on any
Purchased Asset.

            3.05  Required and Other  Consents.  Schedule  3.05 (a) and Schedule
3.10 sets forth each agreement, contract or other instrument binding upon Seller or any Permit  requiring a consent as a result of the  execution,  delivery  and
performance  of  this  Agreement  or  the   consummation  of  the   transactions
contemplated hereby,  except such consents as would not,  individually or in the aggregate,  have a Material  Adverse  Effect if not received by the Closing Date
(each such consent, a "Required Consent" and together the "Required Consents").

            3.06 Absence of Certain Changes.  Since September 30, 2001 except to the extent  described in the Seller's  filings under the 1934 Act, there has not been:

            (a)  any  Material   Adverse   Change  or  any  event,   occurrence,
development or state of circumstances or facts which could be expected to result in a Material Adverse Change;

            (b)  any  incurrence,  assumption  or  guarantee  by  Seller  of any indebtedness  for borrowed  money with respect to the Business other than in the ordinary  course of business  and in amounts and on terms  consistent  with past practices;

            (c) any  creation or other  incurrence  of any Lien on any  material
Purchased  Asset other than in the ordinary  course of business  consistent with past practices;

                                       A-5

            (d) any damage,  destruction  or other casualty loss (whether or not covered by  insurance)  affecting  the  Business or any  Purchased  Asset which, individually  or in the  aggregate,  has had or could  reasonably be expected to have a Material Adverse Effect;

            (e) any transaction, contract, agreement or other instrument entered into,  or commitment  made, by Seller  relating to the Business or any Purchased
Asset   (including  the  acquisition  or  disposition  of  any  assets)  or  any relinquishment  by Seller  of any  contract  or other  right,  in  either  case, material  to  the  Business  taken  as a  whole,  other  than  transactions  and commitments in the ordinary  course of business  consistent  with past practices and those contemplated by this Agreement.

      If prior to Closing,  the Seller files for reorganization under Chapter 11 of the U.S.  Bankruptcy  Protection  Code that may effect the completion of this agreement,  or effect the Seller's  powers as represented in Section 3.01 above, the Buyer will be  entitled  to a non  exclusive  remedy for the break up of the agreement and full title to the Assets transferred up to that date.

            3.07  Properties.  (a)  Schedule  3.07(a)  correctly  describes  all
Intellectual  Property Rights  developed by Seller for the Business  included in the Purchased  Assets ,which  Seller fully owns.  Schedule  3.07(a) sets forth a list of all Intellectual Property Rights,  specifying as to each, as applicable:
(i) the  nature  of such  Intellectual  Property  Right;  (ii) the owner of such
Intellectual  Property  Right;  (iii)  the  jurisdictions  by or in  which  such
Intellectual  Property Right is recognized without regard to registration or has been  issued or  registered  or in which an  application  for such  issuance  or
registration   has  been  filed,   including  the  respective   registration  or
application  numbers;   and  (iv)  material  licenses,   sublicenses  and  other
agreements  as to which Seller or any of its  affiliates is a party and pursuant to which any  Person is  authorized  to use such  Intellectual  Property  Right, including the identity of all parties  thereto,  a description of the nature and subject matter thereof, the applicable royalty and the term thereof.

            (b) Seller has not during the three years preceding the date of this
Agreement been sued or charged in writing with or been a defendant in any claim, suit,  action or  proceeding  relating to its business that has not been finally terminated prior to the date hereof and that involves a claim of infringement of any  patents,  trademarks,  service  marks  or  copyrights,  and  Seller  has no knowledge of any other claim or infringement by Seller,  and no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights.
No Intellectual  Property Right is subject to any outstanding  order,  judgment, decree,  stipulation  or  agreement  restricting  the use thereof by Seller with respect to the Business or  restricting  the licensing  thereof by Seller to any
Person.  Seller has not entered into any agreement to indemnify any other Person against any charge of  infringement  of any patent,  trademark,  service mark or copyright.

            (c) None of the software codes, mathematical formulae,  research and development  results and other know-how  relating to the Business,  the value of which to Seller is contingent upon maintenance of the  confidentiality  thereof, has been  disclosed by Seller or any affiliate  thereof to any Person other than employees, representatives and agents of Seller.

                                       A-6

            (d) Schedule  3.07(d)  correctly  describes  all  material  personal property used in the Business included in the Purchased Assets,  including,  but not limited to,  equipment,  furniture,  other trade  fixtures and materials and fixed assets, which Seller owns.

            (e) The Seller  has good and  marketable,  indefeasible,  fee simple title to all Purchased Assets (whether real, personal,  tangible or intangible).
Upon  consummation  of the  transactions  contemplated  hereby,  Buyer will have acquired good and marketable title in and to each of the Purchased Assets,  free and clear of all Liens.

            (f) No Purchased Asset is subject to any Lien.

            (g) No violation  of any law,  regulation  or ordinance  (including,
without  limitation,   laws,  regulations  or  ordinances  relating  to  zoning,
environmental, city planning or similar matters) relating to the Business or any
Purchased Asset currently exists or has existed at any time since January, 1998, except for violations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            3.08  Sufficiency  of the Purchased  Assets.  The  Purchased  Assets
constitute,  and on the Closing Date will constitute,  substantially  all of the assets or property used or held for use in the Business.

            3.09  Litigation.   There  is  no  action,  suit,  investigation  or
proceeding  (or any basis  therefor)  pending  against,  or to the  knowledge of
Seller,  threatened  against or affecting,  the Business or any Purchased  Asset before any court or  arbitrator  or any  governmental  body,  agency or official which,  if determined or resolved  adversely in accordance  with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent,  enjoin, alter or materially delay the transactions contemplated hereby.

            3.10 Material  Contracts.  (a) Except for the Contracts disclosed in
Schedule  3.10 or any other  Schedule  to this  Agreement,  with  respect to the
Business,  Seller is not a party to or  subject  to any of the  following  as it relates to the Purchased Assets:

            (i)     any lease;
            (ii)    any contract for the purchase of materials, supplies, goods, services, equipment or other assets;
            (iii)   any sales, distribution or other similar agreement providing for the  sale  by  Seller  of  materials,  supplies,  goods, services, equipment or other assets;
            (iv)    any  partnership,  joint venture or other  similar  contract arrangement or agreement;
            (v)     any contract  relating to indebtedness for borrowed money or the deferred purchase price of property  (whether  incurred, assumed, guaranteed or secured by any asset);
            (vi)    any license agreement,  franchise  agreement or agreement in respect of similar rights granted to or held by Seller;
            (vii)   any agency,  dealer,  sales  representative or other similar agreement;
            (viii)  any  agreement,  contract or commitment  that  substantially limits the

                                       A-7

            (ix)    freedom of Seller to compete in any line of business or with any  Person  or in  any  area  or  to  own,  operate,  sell, transfer,  pledge or  otherwise  dispose of or encumber  any
                    Purchased  Asset or which  would so limit the freedom of the
                    Buyer after the Closing Date;
            (x)     any agreement, contract or commitment which is or relates to an  agreement  with or for the benefit of any  Affiliate  of
                    Seller; or
            (xi)    any other agreement,  contract or commitment not made in the ordinary  course  of  business  which  is  material  to  the
                    Business taken as a whole.

            (b) Each  Contract  disclosed in any  Schedule to this  Agreement or required  to be  disclosed  pursuant  to Section  3.10(a) is a valid and binding agreement of Seller and is in full force and effect,  and neither Seller nor, to the  knowledge of Seller,  any other party thereto is in default in any material respect under the terms of any such  Contract,  nor, to the knowledge of Seller, has any event or  circumstance  occurred  that,  with notice or lapse of time or both, would constitute any event of default thereunder.

            3.11 Licenses and Permits.  Schedule 3.11  correctly  describes each license, franchise, permit or other similar authorization affecting, or relating in any way to, the Business,  together with the name of the government agency or entity  issuing such license or permit (the  "Permits").  Except as set forth on the  Schedule  3.11,  such  Permits  are valid and in full force and effect and, assuming the related  Required  Consents have been obtained prior to the Closing
Date, are  transferable  by Seller,  and none of the Permits will,  assuming the related  Required  Consents  have been  obtained  prior to the Closing  Date, be terminated  or impaired  or become  terminable  as a result of the  transactions contemplated  hereby.  Upon  consummation  of  such  transactions,  Buyer  will, assuming the related  Required  Consents have been obtained prior to the Closing
Date, have all of the right, title and interest in all the Permits.

            3.12  Compliance  with Laws.  Seller is not in violation of, has not
since   incorporation   violated,   and  to  Seller's  knowledge  is  not  under
investigation  with respect to or has not been  threatened to be charged with or given notice of any violation of, any law,  rule,  ordinance or  regulation,  or judgment,  order or decree  entered by any  court,  arbitrator  or  governmental authority,  domestic  or  foreign,  applicable  to the  Purchased  Assets or the conduct of the Business,  except for violations  that have not had and could not reasonably be expected to have,  individually  or in the  aggregate,  a Material
Adverse Effect.

            3.13 Finders' Fees. There is no investment banker, broker, finder or other  intermediary which has been retained by or is authorized to act on behalf of Seller who might be  entitled to any fee or  commission  from Buyer or any of its  affiliates  upon  consummation  of the  transactions  contemplated  by this
Agreement.

            3.14  Other  Information.  None  of  the  documents  or  information delivered to Buyer in  connection  with the  transactions  contemplated  by this
Agreement  contains any untrue  statement of a material fact or omits to state a material fact  necessary in order to make the statements  contained  therein not misleading.

            3.15  Representations.  The representations and warranties of Seller contained in this  Agreement,  disregarding  all  qualifications  and exceptions contained  therein relating to

                                       A-8

materiality  or Material  Adverse  Effect,  are true and correct  with only such exceptions  as would  not in the  aggregate  reasonably  be  expected  to have a
Material Adverse Effect.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

            Buyer hereby represents and warrants to Seller that:

            4.01  Organization  and  Existence.  Buyer  is  a  corporation  duly incorporated,  validly existing and in good standing under the laws of Italy and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            4.02   Corporate   Authorization.   The   execution,   delivery  and
performance  by Buyer of this  Agreement  and the  consummation  by Buyer of the transactions  contemplated  hereby are within the corporate  powers of Buyer and have been  duly  authorized  by all  necessary  corporate  action on the part of
Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

            4.03  Governmental  Authorization.   The  execution,   delivery  and
performance by Buyer of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

            4.04 Non-Contravention.  The execution,  delivery and performance by
Buyer of this  Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of Buyer or (ii) assuming compliance with the  matters  referred  to in Section  4.03,  contravene  or  conflict  with any provision of any Law, regulation,  judgment, injunction, order or decree binding upon Buyer.

            4.05 Finders' Fees. There is no investment banker, broker, finder or other  intermediary which has been retained by or is authorized to act on behalf of Buyer who might be  entitled to any fee or  commission  from Seller or any of its  Affiliates  upon  consummation  of the  transactions  contemplated  by this
Agreement.

            4.06 Financing. Buyer has sufficient funds available to purchase the
Purchased Assets.

            4.07  Litigation.   There  is  no  action,  suit,  investigation  or
proceeding  pending against,  or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any matter challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.

                                       A-9

                                   ARTICLE V

                               COVENANTS OF SELLER

            Seller agrees that:

            5.01 Conduct of the Business. From the date hereof until the Closing
Date, Seller will not:

            (a)     with  respect to the Business  acquire a material  amount of assets from any other Person;
            (b)     sell,  Lease,  License or otherwise dispose of any Purchased
                    Assets   except  (i)  pursuant  to  existing   contracts  or
                    commitments and (ii) in the ordinary course  consistent with past practice; or
            (c)     agree or commit to do any of the foregoing.

Seller  will not (i) take or agree or commit to take any action  that would make any  representation  and warranty of Seller hereunder  inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action  necessary  to  prevent  any such  representation  or warranty from being inaccurate in any respect at any such time.

            5.02 Access to  Information.  From the date hereof until the Closing
Date, Seller (a) will give Buyer, its counsel, financial advisors,  auditors and other authorized representatives full access to the offices,  properties,  books and records of Seller relating to the Business during normal business hours, (b)
will  furnish to Buyer,  its  counsel,  financial  advisors,  auditors and other
authorized   representatives   such  financial  and  operating  data  and  other
information  relating to the Business as such Persons may reasonably request and
(c) will instruct the  employees,  counsel and  financial  advisors of Seller to cooperate  with Buyer in its  investigation  of the  Business;  provided that no investigation  pursuant  to this  Section  shall  affect any  representation  or warranty given by Seller hereunder;  and provided further that any investigation pursuant to this  Section  shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller.

            5.03 Notices of Certain  Events.  Seller shall promptly notify Buyer of:

            (i) any notice or other  communication from any Person alleging that the  consent  of such  Person  is or may be  required  in  connection  with  the transactions contemplated by this Agreement;

            (ii) any  notice or other  communication  from any  governmental  or regulatory agency or authority in connection with the transactions  contemplated by this Agreement; and

            (iii) any actions,  suits,  claims,  investigations  or  proceedings commenced or, to the best of its knowledge  threatened  against,  relating to or involving or otherwise  affecting Seller or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to  Section  3.11  or  that  relate  to the  consummation  of  the  transactions contemplated by this Agreement.

            5.04  Non-competition.  (a) Seller agrees that for a period of three full years from the Closing Date, it shall not:

                                      A-10

            (i) engage, either directly or indirectly, as a principal or for its own  account  or  solely  or  jointly  with  others,  or as  stockholder  in any corporation or joint stock  association,  in any business that competes with the
Business as it exists on the Closing Date ;or

            (ii)  employ or  solicit,  or receive or accept the  performance  of services  by, any previous  employee of the Buyer who is or becomes  employed by the Seller;

            (b) If any provision  contained in this Section shall for any reason be held  invalid,  illegal or  unenforceable  in any respect,  such  invalidity, illegality  or  unenforceability  shall not affect any other  provisions of this
Section,  but this Section  shall be construed  as if such  invalid,  illegal or unenforceable  provision had never been contained herein. It is the intention of the parties that if any of the  restrictions  or covenants  contained  herein is held to  cover a  geographic  area or to be for a  length  of time  which is not permitted by  applicable  law, or in any way construed to be too broad or to any extent  invalid,  such provision  shall not construed to be null, void and of no effect,  but to the extent such provision  would be valid or  enforceable  under applicable law, a court of competent  jurisdiction  shall construe and interpret or reform this Section to provide for a covenant having the maximum  enforceable geographic  area,  time  period and other  provisions  (not  greater  than those contained  herein) as shall be valid and enforceable  under such applicable law.
Seller acknowledges that Buyer would be irreparably harmed by any breach of this
Section  and that  there  would be no  adequate  remedy at law or in  damages to compensate Buyer for any such breach. Seller agrees that Buyer shall be entitled to injunctive relief requiring  specific  performance by Seller of this Section, and Seller consents to the entry thereof.

            5.05 Trademarks; Tradenames. (a) After the Closing, Buyer shall have the exclusive right to sell the products derived from the purchased Intellectual
Property Rights and to use existing packaging, labeling,  containers,  supplies, advertising  materials,  technical data sheets and any similar materials bearing any QueryObject Systems Corporation Trade name.

            (b) Buyer shall not be obligated to change the  QueryObject  Systems
Corporation  Trade  name on goods  in the  hands of  dealers,  distributors  and customers.

                                   ARTICLE VI

                               COVENANTS OF BUYER

            Buyer agrees that:

            6.01  Confidentiality.  Prior  to the  Closing  Date and  after  any termination of this Agreement,  Buyer and its Affiliates will hold, and will use their best efforts to cause their  respective  officers,  directors,  employees, accountants,  counsel, consultants,  advisors and agents to hold, in confidence, unless compelled to disclose by judicial or  administrative  process or by other requirements of law, all confidential  documents and information  concerning the
Business or Seller  furnished to Buyer or its Affiliates in connection  with the transactions  contemplated  by this  Agreement,  except to the extent  that such information can be shown to have been (i) previously known on a non-confidential basis by Buyer,  (ii) in the  public  domain  through no fault of Buyer or (iii)
later lawfully  acquired by Buyer from sources other than Seller;  provided

                                      A-11

that Buyer may disclose such information to its officers, directors,  employees, accountants,  counsel,  consultants,  advisors and agents in connection with the
transactions   contemplated   by  this  Agreement   (collectively,   the  "Buyer
Representatives")  and to its lenders in connection with obtaining the financing for the transactions  contemplated by this Agreement so long as such Persons are informed  by  Buyer  of the  confidential  nature  of such  information  and are directed by Buyer to treat such  information  confidentially.  The Buyer  agrees that it will be  responsible  for any breach of this  Agreement  by the  Buyer's
Affiliates,  the  Buyer  Representatives  and  any  lenders  of the  Buyer.  The obligation  of  Buyer  and  its  Affiliates  to hold  any  such  information  in confidence  shall be  satisfied  if they  exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.  If this Agreement is terminated,  Buyer and its Affiliates will,  and will use their  best  efforts  to cause  their  respective  officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller,  upon request,  all documents and other materials, and all copies  thereof,  obtained by Buyer or its Affiliates or on their behalf from  Seller  in  connection  with  this  Agreement  that  are  subject  to such confidence.  Buyer  acknowledges that Seller would be irreparably  harmed by any breach  of this  Section.  Therefore,  the  Seller  shall  be  entitled  to seek injunctive or other  equitable  relief in a court of competent  jurisdiction  to prevent  the  violation  of the  terms of this  agreement.  Injunction  or other equitable  relief  is not  intended  to be an  exclusive  remedy,  but  shall be additional to all other remedies available at law.

            6.02  Access.  On and after the  Closing  Date,  Buyer  will  afford promptly to Seller and its agents  reasonable  access to its properties,  books, records,  employees  and auditors to the extent  necessary  to permit  Seller to determine any matter relating to its rights and obligations  hereunder or to any period  ending on or before the Closing  Date;  provided that any such access by
Seller  shall not  unreasonably  interfere  with the conduct of the  business of
Buyer.

                                  ARTICLE VII

                            COVENANTS OF BOTH PARTIES

            The parties hereto agree that:

            7.01 Best  Efforts / Further  Assurances.  Subject  to the terms and conditions of this  Agreement,  each party will use its best efforts to take, or cause to be  taken,  all  actions  and to do,  or cause to be done,  all  things necessary or desirable  under  applicable laws and regulations to consummate the transactions  contemplated  by this  Agreement.  Seller  and Buyer each agree to execute and deliver such other  documents,  certificates,  agreements  and other writings  and to take such other  actions as may be  necessary  or  desirable in order to consummate or implement expeditiously the transactions  contemplated by this Agreement and to vest in Buyer good and  marketable  title to the Purchased
Assets.

            7.02  Certain  Filings.  Seller and Buyer shall  cooperate  with one another  (a) in  determining  whether  any action by or in respect of, or filing with, any governmental body, agency,  official or authority is required,  or any actions, consents, approvals or waivers are required to be obtained from parties
to  any  material  contracts,   in  connection  with  the  consummation  of  the
transactions  contemplated  by this  Agreement and (b) in taking such actions

                                      A-12

or making  any such  filings,  furnishing  information  required  in  connection therewith and seeking timely to obtain any such actions, consents,  approvals or waivers.

            7.03 Public  Announcements.  The parties  agree to consult with each other  before  issuing  any press  release or making any public  statement  with respect to this Agreement or the transactions contemplated hereby and, except as may be required by  applicable  law or Securities  Law or any listing  agreement with any national securities exchange,  will not issue any such press release or make any such public statement prior to such consultation.

                                  ARTICLE VIII

                                   TAX MATTERS

            8.01 Tax Definitions.  The following terms, as used herein, have the following meanings:

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Post-Closing  Tax Period" means any Tax period (or portion thereof)
ending after the Closing Date.

            "Pre-Closing  Tax Period" means any Tax period (or portion  thereof)
ending on or before the close of business on the Closing Date.

            "Tax" means any net income, alternative or add-on minimum tax, gross income,  gross receipts,  sales, use, ad valorem,  franchise,  capital,  paid-up capital, profits, green-mail, license, withholding, payroll, employment, excise, severance,  stamp,  occupation,  premium,  property,  environmental  or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge or any kind  whatsoever,  together  with any  interest or any penalty, addition  to tax or  additional  amount  imposed by any  governmental  authority
(domestic or foreign) responsible for the imposition of any such tax.

            8.02 Tax Matters.  Seller  hereby  represents  and warrants to Buyer that:

            (a) Seller has timely paid all Taxes, and all interest and penalties due  thereon and payable by it for the  Pre-Closing  Tax Period  which will have been required to be paid on or prior to the Closing  Date,  the  non-payment  of which would result in a Lien on any Purchased Asset,  would otherwise  adversely affect the  Business or would  result in Buyer  becoming  liable or  responsible therefor.

            (b) Seller has  established,  in accordance with generally  accepted accounting  principles  applied  on a basis  consistent  with that of  preceding periods,  adequate  reserves  for the  payment  of, and will  timely pay all Tax liabilities,  assessments,  interest  and  penalties  which  arise  from or with respect  to the  Purchased  Assets  or the  operation  of the  Business  and are incurred in or attributable  to the  Pre-Closing Tax Period,  the non-payment of which would result in a Lien on any Purchased Asset,  would otherwise  adversely affect the Business or would result in Buyer becoming liable therefor.

                                      A-13

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

            9.01 Conditions to the Obligations of Each Party. The obligations of
Buyer and Seller to consummate  the closing are subject to the  satisfaction  of the following conditions:

            (a) Any applicable  waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

            (b)  No  provision  of  any  applicable  law  or  regulation  and no judgment, injunction, order or decree shall (i) prohibit the consummation of the
Closing or (ii)  restrain,  prohibit or otherwise  interfere  with the effective operation or enjoyment by Buyer of all or any material  portion of the Purchased
Assets.

            (c) All actions by or in respect of or filings with any governmental body,  agency,  official or authority required to permit the consummation of the
Closing shall have been obtained.

            9.02  Conditions to Obligation of Buyer.  The obligation of Buyer to consummate the Closing is subject to the  satisfaction of the following  further conditions:

            (a) (i) Seller shall have performed in all material  respects all of its  obligations  hereunder  required to be  performed  by it at or prior to the
Closing Date,  (ii) the  representations  and warranties of Seller  contained in this  Agreement  and in any  certificate  or other  writing  delivered by Seller pursuant  hereto,  disregarding  all  qualifications  and  exceptions  contained therein relating to materiality or Material Adverse Effect, shall be true at and as of the  Closing  Date,  as if made  at and as of such  date  with  only  such exceptions  as would  not in the  aggregate  reasonably  be  expected  to have a
Material Adverse Effect and (iii) Buyer shall have received a certificate signed by the Chief Executive Officer of Seller to the foregoing effect.

            (b) No court,  arbitrator or governmental  body,  agency or official shall  have  issued  any  order,  and there  shall not be any  statute,  rule or regulation,  restraining or prohibiting  the  consummation of the Closing or the effective operation by Buyer of the Purchased Assets after the Closing Date, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit,  alter,  prevent or  materially  delay the Closing shall have been instituted by any Person before any court,  arbitrator or governmental body, agency or official and be pending.

            (c) Buyer  shall  have  received  an  opinion  of its own  appointed counsel, dated the Closing Date to the effect specified in Sections 3.01 through
3.04  and  3.09.  In  rendering  such  opinion,   such  counsel  may  rely  upon
certificates  of  public  officers,  as to  matters  governed  by  the  laws  of jurisdictions  other than Italy,  upon  opinions of other  appointed  counsel of
Buyer   reasonably   satisfactory   to   Buyer,   copies   of  which   shall  be
contemporaneously   delivered  to  Buyer,  and  as  to  matters  of  fact,  upon certificates of officers of Seller.

                                      A-14

            (d) Execution and delivery of other relevant  agreements,  including
non-compete,   trademark  or  software  licenses,  leases,  supply,  service  or administrative  agreements or other transition  agreements as shall be necessary or appropriate to transfer,  convey and assign the Purchased  Assets to Buyer on the Closing Date and as shall be reasonably requested by the Buyer.

            (e)  Seller  shall  have  received  all  Required  Consents  and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance  reasonably  satisfactory to
Buyer, and no such consent, authorization or approval shall have been revoked.

            (f) Buyer  shall  have  received  all  documents  it may  reasonably request relating to the existence of Seller and the authority of Seller for this
Agreement, all in form and substance reasonably satisfactory to Buyer.

            9.03 Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the  satisfaction of the following  further conditions:

            (a) (i) Buyer shall have  performed in all material  respects all of its  obligations  hereunder  required to be  performed  by it at or prior to the
Closing Date, (ii) the representations and warranties of Buyer contained in this
Agreement and in any  certificate  or other writing  delivered by Buyer pursuant hereto shall be true in all material  respects at and as of the Closing Date, as if made at and as of such date,  (iii) Seller shall have  received a certificate signed by the Chief Executive  Officer of Buyer to the foregoing effect and (iv)
the stockholders of the Seller shall have approved this Agreement.

            (b) Seller  shall have  received  all  documents  it may  reasonably request  relating to the  existence of Buyer and the authority of Buyer for this
Agreement, all in form and substance reasonably satisfactory to Seller.

            (c) Execution and delivery of other relevant  agreements,  including
non-compete,   trademark  or  software  licenses,  leases,  supply,  service  or administrative  agreements or other transition  agreements as shall be necessary or appropriate to transfer,  convey and assign the Purchased  Assets to Buyer on the Closing Date and as shall be reasonably requested by the Seller.

            (d)  Seller  shall  have  received  all  Required  Consents  and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance  reasonably  satisfactory to
Buyer, and no such consent, authorization or approval shall have been revoked.

                                   ARTICLE X

                                   TERMINATION

            10.01 Grounds for  Termination.  This Agreement may be terminated at any time prior to the Closing:

                                      A-15

            (i) by mutual written agreement of Seller and Buyer;

            (ii) by either  Seller or Buyer if the  Closing  shall not have been consummated on or before April 30, 2002; or

            (iii) by either Seller or Buyer if consummation of the  transactions contemplated  hereby would  violate any  non-appealable  final order,  decree or
Judgment of any court or governmental body having competent jurisdiction.

            The party desiring to terminate  this Agreement  pursuant to clauses
(ii) or (iii) shall give notice of such termination to the other party.

            10.02 Effect of  Termination.  If this  Agreement is  terminated  as permitted  by Section  11.01,  such  termination  shall be without  liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement;  provided that if such  termination  shall result from the willful failure of either party to fulfill a condition to the  performance of the obligations of the other party or to perform a covenant of this  Agreement  or from a willful  breach by either party to this Agreement, such party shall be fully liable for any and all losses incurred or  suffered by the other party as a result of such  failure or breach.
The provisions of Sections 6.01 and 12.03 shall survive any  termination  hereof pursuant to Section 10.01.

                                   ARTICLE XI

                              MATERIAL TRANSACTION

            11.01 For seven (7) days after the date  hereof  (the  "Solicitation
Period"),  the  Seller and its  subsidiaries,  Affiliates  and their  respective officers,  directors,  employees,  advisors,  representatives and agents (each a
"Company  Party")  shall  initiate  and pursue such  inquiries,  discussions  or negotiations  with any third  parties  as the  Seller's  Board of  Directors  in consultation  with its  advisors  shall  determine in its sole  discretion  with respect  to any  merger,  sale of  assets,  sale of  shares  of  capital  stock, recapitalization,  tender or exchange offer,  liquidation or similar transaction involving  the  Seller  and/or  any of its  subsidiaries  or  divisions  (each a
"Material  Transaction").  If at any time during the  Solicitation  Period,  the
Company  Parties  receive  from  persons  or  entities  (each a  "Third  Party")
indications of interest, whether or not in the form of offers, with respect to a
Material Transaction that the Seller's Board of Directors in good faith believes may result in the  consummation  of a Material  Transaction,  then for a further period of thirty (30) days  commencing on the first day after the  expiration of the Solicitation  Period,  the Seller's Board of Directors may, or may cause any
Company Party to (i) engage in discussions or  negotiations  with any such Third
Party regarding a Material  Transaction;  (ii) furnish information in writing or orally to any such Third Party;  (iii)  otherwise  cooperate with and assist any such  Third  Party in  formulating  a bona fide offer to  consummate  a Material
Transaction (a "Material  Transaction  Proposal") and in consummating a Material
Transaction;  (iv) following receipt of a Material Transaction Proposal,  taking and disclosing to its  stockholders a position  contemplated  by Rules 14d-9 and
14e-2(a) under the 1934 Act or otherwise making  disclosure to its stockholders;
(v) following  receipt of a Material  Transaction  Proposal,  failing to make or withdrawing  or modifying  its  recommendation  with regard to the

                                      A-16

transactions  contemplated  by this  Agreement;  and/or  (vi)  terminating  this
Agreement,  but in each case referred to in the  foregoing  clauses (iv) through
(vi),  only to the extent  that,  the  Seller's  Board of  Directors  shall have concluded  in good  faith  upon the  advice  of  counsel  that  such  action  is consistent  with its fiduciary  duties to the  stockholders  of the Seller under applicable law.

            11.02 Except as provided in Section 11.01, the Seller shall not, nor shall the  Seller  authorize  or permit any other  Company  Party,  directly  or indirectly,  to solicit, initiate or take any action knowingly to facilitate the submission of  inquiries,  proposals or offers from any Third Party with respect to a Material  Transaction;  provided,  however,  that the  foregoing  shall not prohibit  the Board of Directors of the Seller,  either  directly or  indirectly through any Company  Party from taking any of the actions  specified  in clauses
(i)  through  (vi) of  Section  11.01 in  response  to an  unsolicited  inquiry, proposal or offer with respect to a Material Transaction, subject, nevertheless, to the terms and conditions of the second sentence of Section 11.01.

            11.03 The Board of Directors of the Seller shall (i) promptly notify
Buyer  in  writing  if  any  Material  Transaction  Proposal  is  made,  or  any discussions or negotiations are sought to be initiated, any inquiry, or proposal or contact is made or any  information  is requested  with respect to a Material
Transaction;  (ii)  promptly  notify  Buyer  of  the  receipt  of  any  Material
Transaction  Proposal  it may  receive,  describing  in  reasonable  detail  the material terms and conditions thereof and the identity of the Third Party making such Material Transaction Proposal;  and (iii) keep Buyer reasonably informed of the status of any Material Transaction Proposal and of the Third Party's efforts and activities with respect thereto.

            11.04 In addition, if the Seller proposes to enter into a definitive agreement in connection with a Material Transaction,  it shall concurrently with the execution and delivery of such  agreement,  pay or cause to be paid to Buyer the amount of $70,000  plus any  outstanding  principal  and interest due on the
Notes. As a result of the foregoing, the Notes will be canceled and all security interests that Buyer holds on the assets of the Sellers shall be released.

            11.05 The Seller shall use all  commercially  reasonable  efforts to complete this Agreement on an expeditious basis  notwithstanding  the activities contemplated by this Article 11.

            11.06  If the  Seller  enters  into  a  definitive  agreement  for a
Material  Transaction  with a party  other  than  the  Buyer,  the  Seller  will immediately  grant to the  Buyer,  a  perpetual  Software  Source  Code  License
Agreement  (the  "Perpetual  Agreement").  The  Perpetual  Agreement  will be an exclusive license for the territory of Europe.

                                  ARTICLE XII

                                  MISCELLANEOUS

            12.01 Notices.  All notices,  requests and other  communications  to either  party  hereunder  shall be in  writing  (including  telecopy  or similar writing) and shall be given,

                                      A-17

            if to Buyer, to:

                 Centro Direzionale, Isola F2
                 80143 NAPLES ITALY
                 Fax: +39 081 734 8592

            if to Seller, to:

                 One Expressway Plaza
                 Roslyn Heights, New York 11577, USA
                 Fax: +1 516 228 8584

            12.02  Amendments;  No Waivers.  (a) Any provision of this Agreement may be  amended  or  waived  prior to the  Closing  Date if,  and only if,  such amendment or waiver is in writing and signed,  in the case of an  amendment,  by
Buyer and  Seller,  or in the case of a waiver,  by the party  against  whom the waiver is to be effective.

            (b) No failure  or delay by either  party in  exercising  any right, power or privilege  hereunder  shall  operate as a waiver  thereof nor shall any single or  partial  exercise  thereof  preclude  any other or  further  exercise thereof or the exercise of any other right,  power or privilege.  The rights and remedies  herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            12.03 Expenses.  Except as otherwise  provided herein, all costs and expenses  incurred in connection  with this Agreement shall be paid by the party incurring such cost or expense.

            12.04 Successors and Assigns. The provisions of this Agreement shall be  binding  upon and  insure to the  benefit  of the  parties  hereto and their respective  successors  and assigns;  provided  that  neither  party may assign, delegate  or  otherwise  transfer  any of its rights or  obligations  under this
Agreement  without the consent of the other party  hereto  except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its
Affiliates,  the right to purchase all or a portion of the Purchased Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

            12.05  Force  Majeure.  Neither  Party shall be liable in damages or have the  right  to  terminate  this  Agreement  for any  delay  or  default  in performing hereunder if such delay or default is caused by conditions beyond its control  including,  but not limited to,  Acts of God,  Government  restrictions
(including the denial or cancellation of any export or other necessary license), wars,  insurrections and/or any other cause beyond the reasonable control of the
Party whose performance is affected,  provided that, as a condition to the claim of  non-liability,  the Party  experiencing  the difficulty shall give the other prompt written notice,  with full details  following the occurrence of the cause relied upon. Dates by which performance obligations are scheduled to be met will be  extended  for a period  of time  equal to the time  lost due to any delay so caused.

                                      A-18

            12.06  Disputes  Arising  Under  This  Agreement.  (a) All  disputes arising in connection  with this  Agreement  shall be settled,  if possible,  by amicable  negotiation  of  the  Parties.  If  the  matter  is  not  resolved  by negotiations, any Party may by the giving of written notice, cause the matter to be referred to a meeting of appropriate  higher management of the Parties.  Such meeting shall be held within ten (10) business days  following the giving of the written notice.

            (b) If the matter is not resolved  within  twenty (20) business days after  the  date of the  notice  referring  the  matter  to  appropriate  higher management,  or such  later date as may be  unanimously  agreed  upon,  then the dispute shall be finally  settled by arbitration  without  recourse to common or commercial courts. Each Party shall have the right to send a request in writing, with notices to the other Parties, to the President of the International Chamber of Commerce  stating its desire to resolve  the  dispute  before an  arbitration panel of three  arbitrators  appointed  by the  President  of the ICC  under its rules.  Each of the Parties to the  dispute  shall have the right to appoint one non-voting, advisory arbitrator to serve on the arbitration panel.

            (c) The seat of  arbitration  shall be in Geneva,  Switzerland,  and shall be  conducted in the English  language,  in  accordance  with the Rules of
Conciliation  and  Arbitration  of the  International  Chamber of Commerce.  The
decision of the arbitrators shall be final and binding upon the Parties,  and no
Party shall have the right to seek recourse to a law court or other  authorities to appeal for revisions of such decision.

            (d) Reasonable  expenses of the arbitration  shall be shared equally among the Parties.

            12.07 Governing Law. This Agreement shall be construed in accordance with and  governed  by the laws of Italy  without  regard to the  principles  of conflicts of laws thereof.

            12.08 Counterparts;  Effectiveness.  This Agreement may be signed in any number of  counterparts,  each of which shall be an original,  with the same effect as if the  signatures  thereto and hereto were upon the same  instrument.
This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

            12.09  Entire  Agreement.  This  Agreement  constitutes  the  entire agreement  between the parties  with  respect to the subject  matter  hereof and supersedes all prior agreements,  understandings and negotiations,  both written and oral,  between  the  parties  with  respect  to the  subject  matter of this
Agreement.  Representation,  inducement,  promise,  understanding,  condition or warranty  not set forth  herein  has been made or  relied  upon by either  party hereto.  Neither this  Agreement nor any provision  hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

            12.10 Captions.  The captions herein are included for convenience of reference  only and  shall be  ignored  in the  construction  or  interpretation hereof.

                                      A-19

            IN WITNESS HEREOF,  the parties hereto here caused this Agreement to be duly executed by their respective  authorized officers as of the day and year first above written.

                                             CrossZ Solutions S.p.A.

                                             /S/ Gianluigi Riccio
                                             ---------------------------
                                             By: Gianluigi Riccio
                                             Title: Chief Executive Officer

                                             QueryObject Systems Corporation

                                             /s/ Robert Thompson
                                             ---------------------------
                                             By: Robert Thompson
                                             Title: Chief Executive Officer

                                      A-20